Exhibit 10.29

SCHNITZER NORTH CREEK, BUSINESS CENTER

LEASE AGREEMENT

S/I NORTH CREEK I, LLC

(Landlord)

and

LIPOSONIX, INC.

(Tenant)

Dated: May 30th, 2007

TABLE OF CONTENTS

ARTICLE I: DEFINITIONS	1
1.01 Defined terms	1

ARTICLE II: PREMISES AND COMMON AREAS LEASED	3
2.01 Premises	3
2.02 Common Areas	4

ARTICLE III: IMPROVEMENTS	6
3.01 Construction of Building and Premises	6
3.02 Completion and Delivery	8

ARTICLE IV: TERM	8
4.01 Term	8
4.02 Notice of Commencement Date	9

ARTICLE V: RENT	10
5.01 Base Rent	10
5.02 Additional Rent	10
5.03 Late Payment	10
5.04 Security Deposit	11

ARTICLE VI: ADDITIONAL RENT AND CHARGES	12
6.01 Operating Expenses	12
6.02 Tenant’s Personal Property Taxes	19

ARTICLE VII: INSURANCE	19
7.01 Landlord’s Insurance	19
7.02 Tenant’s Public Liability	19
7.03 Tenant’s Property and Other Insurance	20
7.04 Form of Insurance/Certificates	20
7.05 Tenant’s Failure	20
7.06 Waiver of Subrogation	21
7.07 Tenant’s Properties and Fixtures	21
7.08 Indemnification	21
7.09 Damage to Tenant’s Property	23

ARTICLE VIII: REPAIRS AND MAINTENANCE	23
8.01 Landlord Repairs and Maintenance	23
8.02 Utilities and Services	24
8.03 Tenant Repairs and Maintenance	25
8.04 Non-liability of Landlord	25
8.05 Inspection of Premises	25

i

ARTICLE IX: FIXTURES, PERSONAL PROPERTY AND ALTERATIONS	26
9.01 Fixtures and Personal Property	26
9.02 Alterations	26
9.03 Liens	27

ARTICLE X: USE AND COMPLIANCE WITH LAWS	28
10.01 General Use and Compliance with Laws	28
10.02 Hazardous Materials	28
10.03 Signs	31

ARTICLE XI: DAMAGE AND DESTRUCTION	31
11.01 Reconstruction	31
11.02 Rent Abatement	31
11.03 Excessive Damage or Destruction	32
11.04 Uninsured Casualty	32
11.05 Waiver	32
11.06 Mortgagee’s Right	32
11.07 Damage Near End of Term	32

ARTICLE XII: EMINENT DOMAIN	33
12.01 Eminent Domain	33

ARTICLE XIII: DEFAULT	34
13.01 Events of Default	34
13.02 Remedies	34
13.03 Landlord’s Default	36

ARTICLE XIV: FILING OF PETITION	36
14.01 Tenant’s Bankruptcy	36

ARTICLE XV: ASSIGNMENT AND SUBLETTING	38
15.01 Prohibition	38
15.02 Excess Rental	38
15.03 Scope	39
15.04 Waiver	39
15.05 Change in Control	39

ARTICLE XVI: ESTOPPEL CERTIFICATE, ATTORNMENT AND SUBORDINATION	40
16.01 Estoppel Certificates	40
16.02 Attornment	40
16.03 Subordination	40
16.04 Recording	41

ARTICLE XVII: MISCELLANEOUS	41
17.01 Notices	41
17.02 Successors Bound	41
17.03 Waiver	41

ii

17.04 Subdivision and Easements	42
17.05 Landlord’s Reserved Rights in Common Areas	42
17.06 Accord and Satisfaction	42
17.07 Limitation of Landlord’s Liability	42
17.08 Survival	43
17.09 Attorneys’ Fees	43
17.10 Captions and Article Numbers	43
17.11 Severability	43
17.12 Applicable Law	43
17.13 Submission of Lease	43
17.14 Holding Over	44
17.15 Rules and Regulations	44
17.16 Parking	44
17.17 No Nuisance	45
17.18 Broker; Agency Disclosure	45
17.19 Landlord’s Right to Perform	45
17.20 Assignment by Landlord	45
17.21 Entire Agreement	46
17.22 Financial Covenants	46
17.23 Consents	46
17.24 Conditions	46
17.25 Exhibits	46
17.26 Submission of Lease	47
17.27 Time	47
17.28 Prior Agreement or Amendment	47
17.29 Independently Provided Services	47
17.30 Authority to Bind Landlord	47
17.31 Authority to Bind Tenant	47
17.32 No Usury	48
17.33 Interpretation	48
17.34 Excused Delays	48

iii

THIS LEASE (“Lease”) dated as of the 30th day of May, 2007, is made by and between S/I NORTH CREEK I, LLC, a Washington limited liability company (“Landlord”), and LIPOSONIX, INC., a Delaware corporation (“Tenant”).

ARTICLE I: DEFINITIONS

1.01 Defined terms. The following terms shall have the meanings specified in this Section, unless otherwise specifically provided. Other terms may be defined in other parts of the Lease.

(a)	Landlord:	S/I North Creek I, LLC

(b)	Landlord’s Address:	c/o Schnitzer Northwest 225 – 108th Avenue NE, Suite 400 Bellevue, Washington 98004 Telephone: (425) 452-3700 Facsimile: (425) 454-1505

	With a Copy to:	Jameson Babbitt Stites & Lombard, P.L.L.C. 999 Third Avenue, Suite 1900 Seattle, Washington 98104 Attn: Jennifer Cobb Telephone: (206) 292-1994 Facsimile: (206) 292-1995

(c)	Tenant:	LipoSonix, Inc.

(d)	Tenant’s Address:	Prior to Lease Commencement: PO Box 1676 Bothell, WA 98041-1676

After Lease Commencement: At the Premises

(e)	Tenant’s Use:	General office, laboratory, manufacturing and related uses

(f)	Project:	Schnitzer North Creek Project, including all buildings and Common Areas thereon and related thereto as legally described in Exhibit “A” and depicted on the Project Site Plan attached as Exhibit “B.”

(g)	Property:	The Schnitzer North Creek Business Center described in Exhibit “A” and depicted on the Project Site Plan attached as Exhibit “B.”

(h)	Building:	That certain building designated as Building 2 on the Project Site Plan attached hereto as Exhibit B.

(i)	Premises:

Approximately 24,705 rentable square feet of the Building

located at 11818 North Creek Parkway N., Bothell, WA

98011, as depicted on the Floor Plan(s) attached as Exhibit

“C”, consisting of approximately 14,712 rentable square feet of office area and approximately 9,993 square feet of

assembly/production/engineering area.

(j)	Term:	Commencing upon the Commencement Date (as defined in Section 4.01) and expiring on the date five (5) years thereafter.

(k)	Scheduled Commencement Date:	October 1,2007

(l)	Base Rent:

Months	Monthly Installments
1-12	$29,981.00
13-24	$30,880.43
25-36	$31,806.84
37-48	$32,76l.05
49-60	$33,743.88

(m)	Prepaid Rent:	$29,981.00 applicable to Month 1

(n)	Security Deposit:	$175,000 in the form of a cash security deposit or a letter of credit, as may be reduced pursuant to Section 5.05.

(o)	Tenant’s Share of Building:	100%

(p)	Tenant’s Share of Property:	19.63%

(q)	Parking Spaces:	82 uncovered, unreserved surface parking spaces in the
Project shall be provided for the non-exclusive use of
Tenant, its employees and visitors.

(r)	Broker(s):	Broderick Group, representing Tenant (“Tenant’s Broker”)

(s)	Exhibits:	Exhibit A:	Legal Description of Project
		Exhibit B:	Project Site Plan
		Exhibit C:	Floor Plan
		Exhibit D:	Work Schedule
		Exhibit E	Preliminary Plans and Specifications for the Tenant Improvements
		Exhibit F:	Lease Confirmation
		Exhibit G:	Estoppel Certificate
		Exhibit H:	Rules and Regulations
		Exhibit I:	Form Letter of Credit
		Exhibit J:	Form of SNDA
		Exhibit K:	List of Approved Materials

ARTICLE II: PREMISES AND COMMON AREAS LEASED

2.01 Premises.

(a) Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, subject to the provisions of this Lease, certain premises described in Subsection 1.01(i) above (“Premises”) located within the building described in Subsection 1.01(h) (the “Building”) owned by Landlord, and which is a portion of the “Project” identified in Subsection 1.01(f). The Site Plan for the Project attached hereto as Exhibit B is attached for location reference purposes only and shall not constitute a representation or warranty by Landlord to be the final plan of the Project, or to require Landlord to build any improvements, or to otherwise comply with the site plan or require Landlord to lease space to a particular tenant or type of tenant.

(b) The term “Rentable Area of the Premises,” “rentable square feet,” “actual square footage” and words of similar import (whether or not spelled with initial capitals) as used in this Lease will be determined using the “American National Standard Z65.1-1996 for a multi-tenant building” by BOMA International. Tenant acknowledges that, except as otherwise expressly set forth in this Lease, neither Landlord nor any agent, property manager or broker of Landlord has made any representation or warranty with respect to the Premises, the Building, the Common Areas or the Project or their suitability for the conduct of Tenant’s business and, that except only for any improvements that Landlord has expressly agreed herein to construct and install, the Premises are leased in the “AS IS” condition existing at the time of execution of this Lease. Notwithstanding the foregoing, Landlord represents that the Building was constructed in a first-class manner with good workmanship and materials and was in compliance with all applicable laws, codes, ordinances, rules and regulations existing as of the date the Building was constructed, and that the tenant improvements to be constructed by Landlord under Article III herein will be constructed in a first-class manner with good workmanship and materials and in compliance with all applicable laws, codes, ordinance, rules and regulations existing as of the Commencement Date of this Lease, all as evidenced by the City of Bothell’s issuance of a certificate of occupancy for the Building. To Landlord’s knowledge, Landlord has not received written notice with respect to any violation of the Property of any applicable law, rule or regulation.

2.02 Common Areas. In addition to the Premises, Tenant shall have the non-exclusive right to use in common with other tenants and/or occupants of the Property and Project, the following areas appurtenant to the Building: parking areas and facilities, roadways, sidewalks, walkways, parkways, plazas, levees, driveways and landscaped areas and similar areas and facilities situated within the exterior areas of the Property and Project and not otherwise designated for the exclusive or restricted use by Landlord and/or individual tenants of other buildings located within the Project or other third parties (collectively, “Common Areas”). Tenant acknowledges that Landlord shall have no obligation to construct or complete any additional buildings within the Project or improvements to the Common Areas. Tenant’s right to utilize the Common Areas shall at all times be subject to Landlord’s reserved rights therein as described in Section 17.05 hereof, the Rules and Regulations referred to in Section 17.15 hereof and all encumbrances, easements, ground leases, and covenants, conditions and restrictions (“CC&Rs”) now or hereafter affecting or encumbering the Project; provided that such Rules and Regulations and CCRs do not materially affect Tenant’s express rights under this Lease.

2.03 Right of First Opportunity. Landlord hereby grants to Tenant an ongoing right of opportunity (the “Right of First Opportunity”) to lease between 7,000 and 18,000 rentable square feet of available space within the Property (the “ROFO Space”), after the Commencement Date and thereafter through the earlier of expiration of the Lease Term or Tenant’s leasing of at least 15,000 of ROFO Space (as defined below) (the “Right of First Opportunity Period”).

(a) At such time as the ROFO Space becomes available in the Property during the Right of First Opportunity Period, Landlord shall provide Tenant with written notice (the “Landlord’s Initial Notice”) of such availability, which Landlord’s Notice shall describe the ROFO Space which is available, or if not then available the Landlord’s Notice shall set forth the date on which the ROFO Space is anticipated to be available and the general configuration of the applicable ROFO Space (i.e extent of office, warehouse and production space). Within five (5) days after receipt of Landlord’s Initial Notice, Tenant shall respond to Landlord in writing (“Tenant’s Initial Response”) as to whether Tenant desires to lease the ROFO space and what revisions to the configuration summarized in Landlord’s Initial Notice Tenant desires; provided that Tenant shall not have the right to request any modification of office space to a lesser use (i.e. warehouse or production). In the event Tenant gives Tenant’s Initial Response, Landlord shall give Tenant notice (“Landlord’s Terms Notice”) setting forth the terms upon which it is willing to lease the ROFO Space to Tenant with Tenant’s requested configuration. Such terms shall generally reflect market conditions for similarly configured space. Upon receipt of Landlord’s

Terms Notice, Tenant shall provide written notice (“Tenant’s Election Notice”) of its intent to lease the entire ROFO Space designated in Landlord’s Initial Notice on the terms set forth in Landlord’s Terms Notice within twenty (20) days from receipt of the Landlord’s Terms Notice. Tenant’s failure to give either the Tenant’s Initial Response or the Tenant’s Election Notice within the periods required above shall automatically be deemed a waiver by Tenant of any Right of First Opportunity to lease the applicable ROFO Space identified in Landlord’s Initial Notice. At such time as Tenant is leasing at least 15,000 square feet of ROFO Space, Landlord shall have no further right to offer and Tenant shall have no right to lease any further ROFO Space.

(b) In the event Tenant elects to expand into the ROFO Space, then Landlord shall prepare an amendment to this Lease setting forth the changes to this Lease made necessary by reason of such expansion increasing the Base Rent to include the Base Rent for the ROFO Space, increasing the Tenant’s Share of the Property, increasing the number of parking stalls which may be used by the Tenant, increasing Tenant’s Security Deposit, and such other changes as may be reasonably necessary. Landlord and Tenant shall execute, acknowledge and return a mutually acceptable amendment incorporating the above terms within ten (10) business days after exercise by Tenant of its rights under this Subsection 2.03.

(c) If Tenant elects to forego a Right of First Opportunity, Landlord may take the ROFO Space offered to Tenant to the market with no further right or obligation to Tenant with respect to such ROFO Space identified in Landlord’s Notice; provided that, if Landlord desires to lease the ROFO Space to another party on terms more favorable to such third party by more than 7.5% of the terms offered (terms to include rental rate, tenant improvements and allowances) to Tenant under this Section 2.03, Landlord shall first reoffer the ROFO Space to Tenant pursuant to the procedures of this Section 2.03 .

(d) If Tenant elects to forego the exercise of a particular Right of First Opportunity with respect to a particular portion of the ROFO Space, and the ROFO Space is subsequently leased to others, then upon termination of the lease of the ROFO Space to others, Landlord shall provide to Tenant a subsequent Right of First Opportunity to lease.

(e) All rights of Tenant under the provisions of this Section 2.03, shall, at Landlord’s election, terminate and be of no further force or effect even after Tenant’s due and timely exercise of Tenant’s right thereunder, if after such exercise, but prior to the occupancy of the applicable ROFO Space,

i) Tenant fails to pay to Landlord a monetary obligation of Tenant under this Lease within five (5) days after written notice from Landlord; or

ii) Tenant fails to commence to cure a nonmonetary default within ten (10) days after written notice from Landlord.

In addition, the option right granted to Tenant pursuant to this Section 2.03 is personal to Tenant and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Tenant, except in connection with a Permitted Transfer (as defined in Subsection 15.05 above below). The option herein granted to Tenant is not assignable separate and apart from this Lease nor shall be assigned in connection with any assignment of this Lease, except as otherwise agreed by Landlord in writing.

(f) Notwithstanding anything herein to the contrary, Tenant’s Right of First Opportunity pursuant to this Section 2.03 is subject to any rights (including without limitation extension and expansion rights) of other existing tenants of the Property with respect to the ROFO Space and Landlord shall not be obligated to notify Tenant of the availability of any ROFO Space until such time as the rights of such existing tenants have terminated or been waived.

(g) Except as otherwise expressly set forth in a separate commission agreement with Landlord, no real estate fee shall be payable upon such ROFO Space.

ARTICLE III: IMPROVEMENTS

3.01 Construction of Tenant Improvements.

(a) Completion Schedule. Attached hereto as Exhibit D is a schedule (the “Work Schedule”) setting forth the estimated timetable for the planning, permitting, construction and completion of the tenant improvements to be constructed by Landlord at the Premises (“Tenant Improvements”).

(b) Premises Plans. A list of the outline plans and specifications for the Tenant Improvements (the “Outline Plans and Specifications for the Tenant Improvements”) is attached hereto and made a part hereof as “Exhibit E.” Landlord’s architect, in cooperation with Tenant and its consultants, shall prepare final working drawings and specifications for the Tenant Improvements to the office area of the Premises (the “Tenant Improvement Plans”) which shall be subject to the approval of Landlord and Tenant in accordance with the Work Schedule. After final approval of the Tenant Improvement Plans, no material changes to such Tenant Improvement Plans shall be made except with the approval of both Landlord and Tenant, which approval shall not be unreasonably withheld.

(c) Construction of Tenant Improvements. Landlord shall work with a general contractor chosen by Landlord (the “Contractor”) for construction of the Tenant Improvements. It is the intent of Landlord and Tenant that Landlord shall enter into a guaranteed maximum price contract with Contractor for construction of the Tenant Improvements and that Contractor will competitively bid the subcontracts to qualified subcontractors (with the exception of design-build, mechanical, fire protection, electrical subcontracts which have been pre-selected by Landlord) with final subcontracts being awarded by Contractor. After the Tenant Improvement

Plans have been prepared, and approved by the parties, final pricing has been approved by Landlord and building permits have been issued, Landlord shall cause the Tenant Improvements to be constructed by the Contractor in accordance with the Tenant Improvement Plans. Landlord shall supervise the completion of such work and shall use its good faith efforts to secure substantial completion of the Tenant Improvements in accordance with the Work Schedule. The cost of Tenant Improvements shall be paid as provided in Paragraph 3.01(d) below.

(d) Payment of Tenant Improvements Costs.

(i) Landlord will pay for the construction of the Tenant Improvements pursuant to the Tenant Improvement Plans on a “turn-key” basis including the cost of design, permitting, and hard costs, subject to the maximum allowances for certain construction items as set forth in Exhibit E. Tenant shall pay for cost overruns on the Allowance Items as set forth in Exhibit E within ten (10) days after Tenant’s receipt of invoice from Landlord. Tenant will, in addition, at its sole cost and expense, pay for any improvements to the Premises not expressly included in the Tenant Improvement Plans and shall arrange for the installation of all Tenant’s furniture, fixtures and equipment associated with its business. Costs associated with Tenant’s equipment, layout, design and construction coordination are also the sole responsibility of Tenant.

(ii) Tenant will, at its sole cost and expense, pay for any improvements to the Premises not expressly included in the Tenant Improvement Plans and shall arrange for the installation of all Tenant’s furniture, fixtures, cabling and equipment associated with its business. Costs associated with Tenant’s equipment, layout, design and construction coordination are also the sole responsibility of Tenant.

(e) Tenant Delays. If there shall be a delay in substantial completion of the Tenant Improvements to the Premises or the issuance of a Certificate of Occupancy for the same as a result of:

(1) Tenant’s failure to approve any item or perform any other obligation within three (3) business days after receipt of notice from Landlord;

(2) Tenant’s request for changes to the outline or final plans with respect to materials, finishes or installations other than those readily available;

(3) Tenant’s request to deviate from the Plans;

(4) Tenant’s interference with Landlord’s construction of the Tenant Improvements to Premises during Tenant’s work within the Premises (whether such work is performed by Tenant or its contractor or by Landlord or its contractor on Tenant’s behalf), which interference is not ceased within 24 hours of written notice from Landlord to Tenant; or

(5) Failure of Tenant and/or its contractors to complete any work, installations or improvements to be completed by Tenant;

(each of which shall be deemed a “Tenant Delay”) then the Commencement Date of the Term of the Lease shall be accelerated by the number of days of such delay.

3.02 Completion and Delivery. The terms “substantial completion,” “Substantial Completion,” “Substantially Complete,” “Substantially complete” and words of similar import (whether or not spelled with initial capitals) as used in the Lease shall mean the date of substantial completion of the Tenant Improvements pursuant to the Tenant Improvement Plans such that Tenant may commence the installation of any of Tenant’s equipment and occupy the Premises for the conduct of its business (subject to the completion of any additional construction to be performed by Tenant). The Tenant Improvements shall be deemed substantially complete notwithstanding the fact that minor details of construction, mechanical adjustments or decorations which do not materially interfere with Tenant’s use and enjoyment of the Premises remain to be performed (items normally referred to as “punch list” items). Certification by Landlord’s architect as to the substantial completion of the Tenant Improvements shall be conclusive and binding upon Landlord and Tenant. By taking occupancy of the Premises, Tenant shall be deemed to have accepted the Premises as substantially complete, except that Tenant shall, within ten (10) days after entering into possession of the Premises, provide Landlord with a list of incomplete and/or corrective items present in the Tenant Improvements. Landlord shall diligently complete, as soon as reasonably possible, any items of work and adjustment on such list as are not completed upon substantial completion of the Tenant Improvements. The Commencement Date shall not be delayed because of the existence of uncorrected punch list items.

ARTICLE IV: TERM

4.01 Term. The Term shall commence on the date of delivery of the Premises to Tenant with the Tenant Improvements Substantially Complete (the “Commencement Date”) provided that the Commencement Date shall be no earlier than October 1, 2007. If the Premises are not Substantially Complete by the Scheduled Commencement Date in Section 1.01(k), Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, but in that event Rent shall be abated until Landlord delivers possession of the substantially completed Premises to Tenant. Notwithstanding the foregoing, in the event the Landlord is not able to deliver the Premises to Tenant on the Scheduled Commencement Date, or any date thereafter, due to a Tenant Delay (as defined above), then the Commencement Date shall be deemed to have occurred on the date on which the Landlord would have been able to deliver the Premises to the Tenant absent the Tenant caused delay. The Term shall expire upon the date set forth in Section 1.01(j), unless sooner terminated as hereinafter provided. Notwithstanding the above, in the event the Commencement Date has not occurred by (a) December 31, 2007 for reasons within Landlord’s reasonable control; or (b) March 31, 2008 for any reason (other than a Tenant Delay), Tenant may elect to terminate this Lease upon thirty (30) days prior written notice to Landlord and the failure of the Commencement Date to occur with said thirty (30) day period. In the event the Commencement Date has not occurred by March 31, 2008 despite Landlord’s good faith diligent efforts to complete and deliver the Premises to Tenant, Landlord may elect to terminate this Lease by written notice to Tenant.

In addition, in the event Landlord has not delivered the Premises to Tenant by November 30, 2007, for reasons other than any Tenant Delay, Landlord shall so notify Tenant as soon as possible, but not later than ten (10) days prior to November 30, 2007 (“Landlord’s Delay Notification”) and Tenant shall use good faith efforts to extend its occupancy in its existing location pending delivery of the Premises hereunder. In the event Tenant is unable to extend its occupancy in its existing premises despite good faith efforts, then upon written request by Tenant, Landlord shall use commercially reasonable efforts to locate temporary alternative space in other buildings owned by Landlord or an affiliate of Landlord in Schnitzer Northcreek to which Tenant may relocate pending delivery of the Premises. Landlord shall have no obligation to provide Tenant with such temporary space in any locations which are the subject of any lease, which are the subject of any negotiations with any third party for lease thereof, or which would affect Landlord’s ability to market other premises owned by Landlord or its affiliates. In the event Landlord does locate and suggest temporary space to Tenant and Tenant elects to relocate to such temporary space by written election to Landlord within five (5) days after receipt of Tenant of Landlord’s suggested temporary space: (a) Landlord shall have no obligation to improve such temporary space, (b) the Base Rent for such temporary space shall be at the same per square foot Base Rent as in effect under this Lease, (c) Tenant’s lease of such temporary space shall in all events terminate on the earlier of the Commencement Date for the Premises under this Lease or March 30, 2008 (whether or not this Lease has commenced), and (d) Landlord and Tenant shall enter into an amendment to this Lease, or other document reasonably required by the entity which owns the temporary space if other than Landlord, setting forth the terms of Tenant’s lease of the temporary space which shall be on substantially the same terms as this Lease except as provided otherwise above.

4.02 Lease Confirmation. Landlord shall use good faith efforts to inform Tenant of the estimated date of substantial completion at least ten (10) days prior to such date. Upon ascertaining the date of substantial completion and the Commencement Date, Landlord shall deliver to Tenant a written confirmation in the form attached hereto as Exhibit F (“Lease Confirmation”) of said dates of substantial completion and the Commencement Date and Tenant shall promptly execute and return the same to Landlord. The Lease Confirmation shall be binding upon Tenant unless Tenant objects to the notice in writing delivered to Landlord within five (5) days of Tenant’s receipt of said Lease Confirmation.

4.03 Early Access. Tenant shall be permitted access to the Premises twenty (20) days in advance of the estimated Commencement Date to allow for voice and data wiring and installation of Tenant’s furniture, fixtures and equipment (the “Early Access Work”): provided that such early entry by Tenant shall in no way interfere with or cause delays in Landlord’s improvements; and provided, further that such early entry by Tenant shall be at Tenant’s sole risk and Tenant shall be deemed to have waived and released Landlord, its agents, employees and contractors from and with respect to any personal injury or property damage resulting from, during or in connection with such early occupancy by Tenant. Any such early access or occupancy by Tenant shall be subject to the terms and conditions of this Lease except that Tenant shall not be required to pay Base Rent or Additional Rent during or with respect to such early access or occupancy period. Without limiting the foregoing, Tenant shall, prior to accessing the Premises, provide Landlord with evidence of insurance required by Article 7 below which shall be in full force and effect prior to Tenant accessing the Premises. All Early Access Work shall be performed by Tenant at its sole cost and expense.

ARTICLE V: RENT

5.01 Base Rent. The Base Rent (“Base Rent”) shall be as set forth in Section 1.01(1). The Base Rent shall be paid in advance on the first day of each and every month during the Term to Landlord at the address set forth in Section 1.01(b) hereof or at such other place as Landlord may direct in writing, without any prior notice or demand therefor and without any abatement, deduction, offset or setoff whatsoever. If the Term commences on any day other than the first day of a calendar month and/or ends on any day other than the last day of a calendar month, Base Rent for the fraction(s) of a month at the commencement and/or upon the expiration of the Term shall be prorated based upon the actual number of days in such fractional month(s). Simultaneously with execution of this Lease, Tenant shall deposit with Landlord the Prepaid Rent identified in Section 1.01(m), which sum shall be applied by Landlord as indicated in said Section 1.01(m).

5.02 Additional Rent. In addition to Base Rent, Tenant shall pay to Landlord all sums of money or other charges required to be paid by the Tenant under this Lease (other than Base Rent and the Prepaid Rent), including but not limited to Tenant’s Share of Operating Expenses (as defined in Article VI hereof) (all such sums being herein deemed “Additional Rent”), and whether or not the same are designated “Additional Rent” the same shall be payable in lawful money of the United States of America without deduction, set-off or abatement whatsoever. Any Additional Rent provided for in this Lease shall become due with the next monthly installment of Base Rent unless otherwise provided. The term “Rent”, as used in this Lease, shall refer collectively to “Base Rent” and “Additional Rent.”

5.03 Late Payment. If any payment of Rent is not received by Landlord within five (5) days after the same is due, Tenant shall pay to Landlord a late payment charge equal to five percent (5%) of the amount of such delinquent payment of Rent in addition to the installment of Rent then owing, regardless of whether or not a notice of default has been given by Landlord. In addition, Tenant shall pay interest on such late payment and late charge from the due date of the late payment at an interest rate equal to the higher of: (a) twelve percent (12%) or (b) the prevailing prime (reference) rate as published by Bank of America (or any successor bank) at its Seattle main branch office, or any successor rate of interest, plus three (3) percentage points, but in no event higher than the maximum rate permitted by applicable law (hereafter the “Default Rate”), until such amounts are paid. Landlord and Tenant recognize that the damages which Landlord will suffer as a result of Tenant’s failure to timely pay Rent are difficult or impracticable to ascertain, and agree that said interest and late charge are a reasonable approximation of the damages which

Landlord will suffer in the event of Tenant’s late payment. This provision shall not relieve Tenant from payment of Rent at the time and in the manner herein specified. Acceptance by Landlord of any such interest and late charge shall not constitute a waiver of Tenant’s default with respect to said overdue amount, nor shall it prevent Landlord from exercising any other rights or remedies available to Landlord.

5.04 Security Deposit. If and to the extent Tenant elects to post the security deposit required by Subsection 1.01(n) in cash (“Cash Security Deposit”) Tenant will simultaneously with execution of this Lease (or election by Tenant to substitute the LC for a Cash Security Deposit pursuant to Section 5.05 below), as applicable, deposit with Landlord the sum specified in Section 1.01(n) of this Lease. This sum shall belong to Landlord and shall constitute partial consideration for the execution of this Lease. Landlord shall pay Tenant the remaining balance thereof, without any liability for interest thereon, within thirty (30) days after the expiration or prior termination of the Lease Term, or any extension thereof, if and only if Tenant has fully performed all of its obligations under the terms of this Lease. Landlord shall be entitled to withdraw from the deposit the amount of any unpaid Base Rent, Additional Rent or other charges not paid to Landlord when due, and Tenant shall immediately re-deposit an amount equal to that so withdrawn within three (3) days of demand. The Cash Security Deposit shall be increased upon Tenant’s exercise of its Right of First Opportunity as set forth in Section 2.03 by a proportionate amount based on the area of the RFO space leased by Tenant.

5.05 Credit Enhancement/Cash/Letter of Credit. If and to the extent Tenant elects to post its security deposit pursuant to Section 1.01(n) above in the form of a letter of credit, Tenant shall, simultaneously with execution of this Lease, provide to Landlord a site draft irrevocable letter of credit issued by a bank within the United States reasonably acceptable to Landlord, in the amount of $175,000 and in the form attached hereto as Exhibit I (the “LC”), as security for the full and faithful performance of every provision of this Lease to be performed by Tenant. The LC shall be (i) unconditional and irrevocable, (ii) permit partial draws by Landlord at any time upon written notice by Landlord that an Event of Default has occurred pursuant to Section 13.01 of this Lease and not cured within the applicable notice and cure periods, and (iii) have a term of at least one year, which Tenant shall renew each year throughout the Lease Term (unless replaced with a cash Security Deposit). The letter of credit shall be increased upon Tenant’s exercise of its Right of First Opportunity as set forth in Section 2.03 by a proportionate amount based on the area of the RFO space leased by Tenant.

If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of Rent, the repair of damage to the Premises caused by Tenant and/or cleaning the Premises upon termination of this Lease, Landlord may draw on all or any part of the Cash Security Deposit or LC for the payment of any Rent or any other sum in default and any and all other amounts to which Landlord may be entitled under this Lease, including without limitation Landlord’s remedies pursuant to Section 13.02. Upon any draw upon the Cash Security Deposit or LC by Landlord, Tenant shall, upon written demand by Landlord, restore the Cash Security Deposit or LC to its original amount.

Except as expressly set forth below, Tenant shall cause the Cash Security Deposit or LC to be in place during the entire Lease Term. If Tenant provides Landlord with a LC as provided herein, then in the event Tenant shall fail to renew or replace the LC with an approved LC not less than thirty (30) days prior to the expiration date of any existing LC, then the Tenant shall be considered to be in default under the terms of this Lease and Landlord shall have the right to exercise any of its available remedies pursuant to Section 13.02 of this Lease and shall, in addition, have the right to draw against the full amount of the LC and thereafter hold the same as security for Tenant’s obligations under this Lease for the entire Lease Term. Landlord shall be entitled to withdraw from such sums the amount of any unpaid Base Rent, Additional Rent or other charges not paid to Landlord when due. Landlord shall pay Tenant the remaining balance thereof, if any, without any liability for interest thereon, within thirty (30) days after the expiration or prior termination of the Lease Term, if and only if Tenant has fully-performed all of its obligations under the terms of this Lease.

Notwithstanding the above, in the event that at any time during the Term, Tenant provides its most recent audited financial statements (or if Tenant has gone public, its most recent 10Q financial statements) and other substantiation reasonably acceptable to Landlord and the statements indicate that Tenant has (a) received approval from the FDA or a CE Mark to allow commencement of manufacturing and distribution of Tenant’s device and such manufacturing and distribution has commenced, (b) verifiable tangible net worth (as determined by GAAP) equal to or greater than $5,000,000, (c) Working Capital (defined as total current tangible assets less total current liabilities) equal to or greater than 1.5 multiplied by the total Base Rent and Additional Rent owing under this Lease for the balance of the Lease Term, and (d) four or more consecutive quarters of positive cash flow from operations, after payment of current debt obligations, of not less than $200,000 per quarter, then, at Tenant’s option the Cash Security Deposit or LC amount may be reduced to $100,000.

Notwithstanding the above, in the event Tenant initially provides Landlord with an LC as provided herein, at any time during the Lease Term, Tenant may replace such LC with a Cash Security Deposit of equal amount. Such Cash Security Deposit would be subject to the same conditions set forth in this Section 5.05. In the event Tenant initially provides Landlord with a Cash Security Deposit pursuant to this Lease, at any time prior to the Commencement Date, and for a period up to 120 days after the Commencement Date, Tenant may elect to convert the Cash Security Deposit into a LC of equal amount. Such LC would be subject to the same conditions set forth in this Section 5.05.

ARTICLE VI: ADDITIONAL RENT AND CHARGES

6.01 Operating Expenses. In addition to Base Rent and other sums payable by Tenant under this Lease, Tenant shall pay to Landlord, as Additional Rent, Tenant’s Share of the Operating Expenses (as such term is defined below).

(a) Estimated Expenses; Annual Reconciliation.

(i) Upon the Commencement of the Lease Term, and thereafter prior to the commencement of each calendar year occurring wholly or partially within the Term or as soon thereafter as practical, Landlord shall estimate the annual Operating Expenses payable by Tenant pursuant to this provision, and Tenant shall pay to Landlord on the first day of each month in advance, one-twelfth (l/12th) of Tenant’s Share of such estimated amount. In the event that during any calendar year of the Term, Landlord determines that the actual Operating Expenses for such year will exceed the estimated Operating Expenses, Landlord may revise such estimate by written notice to Tenant, and Tenant shall pay to Landlord, concurrently with the regular monthly rent payment next due following the receipt of the revised estimate, an amount equal to the difference between the initial monthly estimate and the revised monthly estimate multiplied by the number of months expired during such calendar year and shall also pay an amount equal to the revised monthly estimate for the month of such payment. Subsequent installments shall be payable concurrently with the regular monthly Base Rent due for the balance of the calendar year and shall continue until the next calendar year’s estimate is rendered or Landlord next revises its estimate of Operating Expenses, whichever occurs sooner.

(ii) Within one hundred twenty (120) days following the end of each calendar year during the Term, Landlord shall provide Tenant with a written statement of the actual total Operating Expenses for such year and there shall be an adjustment made to account for any difference between Tenant’s Share of the actual and the estimated Operating Expenses for the previous year. If Tenant has overpaid the amount of Operating Expenses owing pursuant to this provision, Landlord shall, provided Tenant is not in default hereunder, credit such overpayment to Tenant’s account. If Tenant has underpaid the amount of Operating Expenses owing pursuant to this provision, Tenant shall pay the total amount of such deficiency to Landlord as Additional Rent with the next payment of Base Rent due under this Lease following delivery of written notice of said deficiency from Landlord to Tenant.

(iii) In the event the average occupancy level of the Building or Project, as the case may be, for any calendar year was or is not one hundred percent (100%) of full occupancy, then the estimated Operating Expenses and actual Operating Expenses for such year shall be proportionately adjusted by Landlord to reflect those costs which have occurred had the Building and/or Project, as the case may be, been one hundred percent (100%) occupied during such year.

(iv) Landlord shall keep its books of account and records concerning Operating Expenses in compliance with generally accepted accounting principles and retain the same for two (2) years after the calendar year for which they were prepared.

(v) So long as Tenant is not in default of this Lease, Tenant shall have the right, upon thirty (30) days written request, to review Landlord’s records concerning Operating Expenses for the immediately prior calendar year, which request must be delivered

(b) Defined terms.

(i) Operating Expenses Inclusions. For purposes of this Lease, “Operating Expenses” means an amount equivalent to the total of all expenses and costs incurred in connection with the ownership, operation, management, maintenance, repair and replacement of the Project, the Property, the Building, the Premises and the Common Areas, including, but in no way limited to, the following:

A. The costs of operating, maintaining, repairing and replacing the Project, the Property, the Building, the Premises and the Common Areas, including but not limited to: janitorial services (if provided by Landlord), gardening and landscaping; painting; lighting; sanitary control; personal property taxes; public liability insurance and property damage insurance; utilities for Common Areas; licenses and fees for Common Area facilities; sweeping; removal of snow and ice, trash, rubbish, garbage and other refuse; repairing, restriping and resurfacing of parking area; and maintenance of and property taxes on personal property, machinery and equipment used in Common Area maintenance.

B. All Real Property Taxes (as defined below) assessed against the Project, the Building and/or the Common Areas, as applicable, including land, building(s) (including the Building) and improvements thereon or thereto.

C. All premiums for liability, terrorism, fire, extended coverage and other insurance the Landlord reasonably deems necessary and keeps in force on or with respect to the Project, the Property, the Building of which the Premises are a part and/or the Common Areas, as the case may be, and commercially reasonable deductibles payable in connection therewith.

D. The cost of operating, maintaining, repairing and replacing any electrical, mechanical, automatic fire sprinkler and other utilities systems serving the Premises which serve the Premises in common with the entire Building.

E. The cost of maintenance, repair and replacement of the non-structural portions of the roof, roof membrane, exterior walls, foundation, and other exterior portions of the Project and Building.

F. Reasonable property management charges together with the costs incurred in the operation of a management office relating to the Project, including, but not limited to the cost of rent and utilities with respect thereto.

G. Costs of replacements and improvements which are necessary to adequately maintain or protect the Project, the Building and/or the Common Areas, as the case may be, and/or which are required by law or governmental regulation enacted after the date of this Lease, which are of a capital nature (as determined by GAAP accounting) to the extent amortization over the useful life thereof is applicable to the periods during the Lease Term.

H. Any other costs levied, assessed or imposed by or at the direction of, or resulting from statutes or regulations or interpretations thereof promulgated by any federal or governmental authority in connection with the use or occupancy of the Project.

I. Assessments made on or with respect to the Project made pursuant to any CC&Rs , Public Utility District conditions, Local Improvement District conditions and/or owner’s associations affecting the Project, or any portion thereof.

J. Compensation (including wages and employer paid benefits and taxes) of employees and contractors engaged in the operation and maintenance of the Project, Property and/or Building.

(ii) Operating Expense Exclusions. Notwithstanding the foregoing, Operating Expenses to be reimbursed by Tenant shall not include:

A. Expenses which are separately metered or calculated for the Premises or other leased area of the Project or the Building, as the case may be, which expenses shall be billed separately to Tenant or such other tenant(s), as applicable.

B. Costs incurred in connection with the initial construction or design of the Project or Building or to correct defects in the original construction or design of the Building.

C. Depreciation.

D. Costs, fines or penalties incurred due to violation by Landlord of any applicable law.

E. Expenses incurred by Landlord in respect of individual tenants and/or the improvement or renovation of tenants’ leasehold improvements, including leasing commissions, attorneys’ fees arising from lease disputes and other specific costs incurred for the account of, separately billed to and paid by specific tenants.

F. Repairs or replacements to the extent that the cost of the same is recoverable by the Landlord pursuant to original construction warranties.

G. Interest on debt or capital retirement of debt, and costs of capital improvements except as expressly provided above.

H. Legal fees and disbursements relating to legal matters other than such fees and costs directly relating to Operating Expense issues in connection with the Project, the Building, the Premises and/or the Common Areas.

I. Costs incurred due to the gross negligence of Landlord or breach by Landlord of its obligations under any lease.

J. Interest on debt or amortization payments on any mortgages or deed of trust and rent under any ground leases.

K. Cost of restoration to the extent of net insurance proceeds received by Landlord with respect thereto, except for commercially reasonable deductibles.

L. Costs incurred in renovation or otherwise improving, painting or redecorating usable space for tenants.

M. Legal fees and other related expenses associated with the negotiation of leases of other rentable space in the Project.

N. All items and services to the extent Tenant or a third party directly reimburses Landlord or pays third persons.

O. Leasing commissions and other similar payments paid to agents or employees of Landlord, independent brokers and other persons incurred in connection with Landlord’s leasing activities.

P. Costs for space planning of tenant space in the Building or Project.

Q. Repairs or other work occasioned by fire, windstorm or other casualty or damage to the extent Landlord is reimbursed by insurance.

R. Advertising and publicity expenditures.

S. Landlord’s reserve accounts.

T. Any compensation paid to clerks, attendants or other persons in commercial concessions, if any, operation of any retail space or similar concessions.

U. Costs of cleaning up or removing asbestos or hazardous materials.

V. Capital repairs, capital equipment and capital replacements except as allowed pursuant to subsection 6.01(b)(i)(G) above.

W. Costs incurred by Landlord due to the violation by Landlord of the terms and conditions of any lease of space in the Building or Project.

X. Costs incurred in connection with upgrading the Building or Project to comply with disability, life, fire and safety codes in effect prior to the Commencement Date.

Y. Landlord’s general corporate overhead and general administrative expenses to the extent not related or reasonably allocated to the Building or Project.

Z. All compensation to executives, officers or partners of Landlord or to any other person at or above the level of investment manager.

AA. Salaries of service personnel to the extent that such service personnel exclusively perform services not attributable to the management, repair or operation of the Building or Project.

BB. The cost of any political or charitable donations or contributions.

CC. Costs of purchasing, installing and replacing original art work.

DD. Janitorial services for the Premises if and to the extent Tenant provides for and pays for its own.

Additional Rent payable by Tenant which would not otherwise be due until after the date of the expiration or earlier termination of the Lease shall, if the exact amount is uncertain at the time this Lease expires or terminates, be paid by Tenant to Landlord upon such expiration or termination in an amount to be determined by Landlord, with an adjustment to be made once the exact amount is known.

(iii) Tenant’s Share. For purposes of this Lease, “Tenant’s Share” means the percentage, as set forth in Section 1.01(o) or Section 1.01(p), as appropriate, and obtained by dividing the Rentable Area of the Premises by the aggregate Rentable Area of all premises available for lease, whether leased or not, in the Building or the Project, as applicable with respect to any specific Operating Expense, subject to adjustment in the event of changes in Rentable Area of the Project, Building and/or Premises. Notwithstanding the above, Landlord shall have the right, but not the obligation, to equitably adjust Tenant’s Share of any specific Operating Expense so as to render such expense payable proportionately by those tenants benefited by the same or otherwise in order to appropriately allocate such Operating Expense to cover the area covered by such Operating Expense.

(iv) Real Property Taxes. For purposes of this Lease, “Real Property Taxes” shall consist of all real estate taxes and all other taxes relating to the Building, the Common Areas and/or the Project, as applicable, all other taxes which may be levied in lieu of real estate taxes, all assessments, local improvement districts, assessment bonds, levies, fees and other governmental charges, including, but not limited to, charges for traffic facilities and improvements, water service studies, and improvements or amounts necessary to be expended because of governmental orders, whether general or special, ordinary or extraordinary, unforeseen as well as foreseen, of any kind and nature for public improvements, services, benefits, or any other purpose, which are assessed, levied, confirmed, imposed or become a lien upon the Building or any portion of the Project, the Property and/or the Common Areas, or become payable during the Term (or which become payable after the expiration or earlier termination hereof and are attributable in whole or in part to any period during the Term hereof), together with all costs and expenses incurred by Landlord in successfully contesting, resisting or appealing any such taxes, rates, duties, levies or assessments. “Real Property Taxes” shall exclude any franchise, estate, inheritance or succession transfer tax of Landlord, or any federal or state income, profits or revenue tax or charge upon the net income of Landlord from all sources; provided, however, that if at any time during the

Term there is levied or assessed against Landlord a federal, state or local tax or excise tax on rent, or any other tax however described on account of rent or gross receipts or any portion thereof, Tenant shall pay one hundred percent (100%) of the Tenant’s Share of any said tax or excise applicable to Tenant’s Rent as Additional Rent.

6.02 Tenant’s Personal Property Taxes. Tenant shall pay or cause to be paid, prior to delinquency, any and all taxes and assessments levied upon all trade fixtures, inventories and other real or personal property placed or installed in and upon the Premises by Tenant. If any such taxes on Tenant’s personal property or trade fixtures are levied against Landlord or Landlord’s property or if the assessed value of the Building is increased by the inclusion therein of a value placed upon such real or personal property or trade fixtures of Tenant, and if Landlord pays the taxes based upon such increased assessment, Tenant shall, upon written demand, repay to Landlord the taxes so levied or the portion of such taxes resulting from such increase in the assessment.

ARTICLE VII: INSURANCE

7.01 Landlord’s Insurance. During the Term, Landlord shall procure and maintain in full force and effect with respect to the Building (i) a policy or policies of property insurance (including, to the extent required, sprinkler leakage, vandalism and malicious mischief coverage, and any other endorsements required by the holder of any fee or leasehold mortgage and earthquake, flood and terrorism insurance to the extent Landlord reasonably deems prudent and/or to the extent required by any mortgagee); and (ii) a policy of commercial liability insurance, in the form and content acceptable to Landlord, insuring Landlord’s activities with respect to the Premises, the Common Areas and the Project for loss, damage or liability for personal injury or death of any person or loss or damage to property occurring in, upon or about the Premises, Common Areas or Project in an amount of not less than Three Million Dollars ($3,000,000) combined single limit. If the annual premiums charged Landlord for such casualty and/or liability insurance exceed the standard premium rates because the nature of Tenant’s operations results in increased exposure, then Tenant shall, upon receipt of appropriate premium invoices, reimburse Landlord for such increased amount. Landlord shall have the right, at its option, to keep and maintain in full force and effect during the Term such other insurance in such amounts and on such terms as Landlord and/or any mortgagees or the beneficiary of any trust deed against the Building, or all or a portion of the Project, may reasonably require from time to time in form, in amounts and for insurance risks against which a prudent Landlord would protect itself, including but not limited to rental abatement, rental interruption, earthquake, flood and terrorism insurance.

7.02 Tenant’s Public Liability. Tenant shall, at its own cost and expense, keep and maintain in full force during the Term and any other period of occupancy of the Premises by Tenant, a policy or policies of commercial liability insurance, written by a reputable insurance company authorized to do business in the State of Washington in form and content acceptable to Landlord insuring Tenant’s activities with respect to the Premises, the Common Areas and the Project for loss, damage or liability for personal injury or death of any person or loss or damage to property occurring in, upon or about the Premises in an amount of not less than Three Million Dollars ($3,000,000) combined single limit or such larger amounts as may hereafter be reasonably requested by Landlord. The policy shall insure the hazards of the Premises and Tenant’s operations therein, shall include independent contractor and contractual liability coverage (covering the indemnity contained in Section 7.08 hereof but not the indemnity obligations with respect to Hazardous Materials pursuant to Section 10.02) and shall (a) name Landlord. Landlord’s managing agent and the Landlord’s mortgagee under a mortgage or beneficiary under a deed of trust either having a first lien against the Building or Project (the “Lender”) as an additional insured; (b) contain a cross-liability provision and; (c) contain a provision that the insurance provided hereunder shall be primary and non-contributing with any other insurance available to Landlord.

7.03 Tenant’s Property and Other Insurance. Tenant shall, at its own cost and expense, keep and maintain in full force during the Term and any other period of occupancy of the Premises, a policy or policies of standard form property insurance insuring against the perils of fire, extended coverage, vandalism, malicious mischief, special extended coverage and sprinkler leakage. This insurance policy shall be upon all property owned by Tenant, for which Tenant is legally liable or that was installed at Tenant’s expense, and which is located in the Premises, including without limitation, furniture, fittings, installations, cabling, fixtures (other than the improvements installed by Landlord), and any other personal property, in the amount of not less than one hundred percent (100%) of the full replacement costs thereof. This insurance policy shall also insure direct or indirect loss of Tenant’s earning attributable to Tenant’s inability to use fully or obtain access to the Premises.

7.04 Form of Insurance/Certificates. All policies shall be written in a form satisfactory to Landlord and shall be taken out with insurance companies licensed in the state in which the Building is located and holding a General Policy Holder’s Rating of “A” and a financial rating of “X” or better, as set forth in the most current issues of Best’s Insurance Guide. Tenant shall furnish to Landlord, prior to Tenant’s entry into the Premises and thereafter within ten (10) days prior to the expiration of each such policy, a certificate of insurance (or renewal thereof) issued by the insurance carrier of each policy of insurance carried by Tenant pursuant hereto and, upon request by Landlord, a copy of each such policy of insurance. Said certificates shall expressly provide that such policies shall not be cancelable or subject to reduction of coverage below the minimum amounts required by this Lease or required by any lender having an interest in the Building or otherwise be subject to modification except after thirty (30) days prior written notice to the parties named as insured in this Section 7.04.

7.05 Tenant’s Failure. If Tenant fails to maintain any insurance required in the Lease, Tenant shall be liable for any loss or cost resulting from said failure, and Landlord shall have the right to obtain such insurance on Tenant’s behalf and at Tenant’s sole expense. This Section 7.05 shall not be deemed to be a waiver of any of Landlord’s rights and remedies under any other Section of this Lease. If Landlord obtains any insurance which is the responsibility of Tenant to obtain under this Article VII, Landlord shall deliver to Tenant a written statement setting forth the cost of any such insurance and showing in reasonable detail the manner in which it has been computed and Tenant shall promptly remit said amount as Additional Rent to Landlord.

7.06 Waiver of Subrogation. Any all risk policy or policies of fire, extended coverage or similar casualty insurance which either party obtains in connection with the Building, the Premises or Tenant’s personal property therein shall include a clause or endorsement denying the insurer any rights of subrogation against the other party to the extent rights have been waived by the insured prior to the occurrence of injury or loss. Landlord and Tenant waive any rights of recovery against the other for liability, injury or loss due to hazards covered by insurance containing such a waiver of subrogation clause or endorsement to the extent of the liability, injury or loss covered thereby.

7.07 Tenant’s Properties and Fixtures. Tenant assumes the risk of damage to any furniture, equipment, machinery, goods, supplies or fixtures which are or remain the property of Tenant or as to which Tenant retains the right of removal from the Premises, except to the extent due to the negligent act or omission, or willful misconduct of Landlord. Tenant shall not do or keep anything in or about the Premises (except those things Tenant presently does and keeps in connection with the uses set forth in Section 10.01) which will in any way tend to increase insurance rates paid by Landlord and maintained with respect to the Premises and/or the Project unless Tenant pays directly to Landlord the increase cost of the premiums. In no event shall Tenant carry on any activities which would invalidate any insurance coverage maintained by Landlord. If Tenant’s occupancy or business in, or on, the Premises, whether or not Landlord has consented to the same, results in any increase in premiums for the insurance carried by Landlord with respect to the Building and/or the Project, Tenant shall pay any such increase in premiums as Additional Rent within ten (10) days after being billed therefore by Landlord. In determining whether increased premiums are a result of Tenant’s use of the Building, a schedule issued by the organization computing the insurance rate on the Building and/or the Project showing the various components of such rate shall be conclusive evidence of the several items and charges which make up such rate. Tenant shall promptly comply with all reasonable requirements of the insurance underwriters and/or any governmental authority having jurisdiction thereover, necessary for the maintenance of reasonable fire and extended insurance for the Building and/or the Project.

7.08 Indemnification.

(a) (i) Tenant, as a material part of the consideration to be rendered to Landlord, hereby indemnifies and agrees to defend and hold Landlord, Landlord’s managing agent and Lender, the Premises and the Project harmless for, from and against (i) any and all liability, penalties, losses, damages, costs and expenses, demands, causes of action, claims, judgments or appeals arising from any injury to any person or persons or any damage to any property to the extent as a result of Tenant’s or Tenants’ officers, employees, agents, assignees, subtenants, concessionaires, licensees, contractors or invitees’ use, maintenance, occupation, operation or control of the Premises during the Term, or resulting from any breach or default in the performance of any obligation to be performed by Tenant hereunder or for which Tenant is responsible under the terms of the Lease or pursuant to any governmental or insurance requirement, or to the extent arising from any act, neglect, fault or omission of Tenant or any of Tenant’s officers, employees, agents, servants, subtenants, concessionaires, licensees, contractors or invitees, and (ii) from and against all reasonable legal costs and charges, including reasonable attorneys’ and other reasonable professional fees, incurred in and about any of such matters and the defense of any action arising out of the same or in discharging the Project, the Property and/or Premises or any part thereof from any and all liens, charges or judgments which may accrue or be placed thereon by reason of any act or omission of the Tenant, except and to the extent as may arise out of the gross negligence or willful misconduct of Landlord and/or its agents, employees or contractors.

(ii) Landlord, as a material part of the consideration to be rendered to Tenant, hereby indemnifies and agrees to defend and hold Tenant and the Premises harmless from and against (i) any and all liability, penalties, losses, damages, costs and expenses, demands, causes of action, claims, judgments or appeals arising from any injury to any person or persons or any damage to any property to the extent as a result of Landlord’s or Landlord’s’ officers, employees, agents, maintenance, occupation, operation or control of the Building, Common Areas or Project during the Term, or contractors, gross negligence or willful misconduct, or arising from any act, neglect, fault or omission of Landlord or any of Landlord’s officers, employees, agents, servants, subtenants, concessionaires, licensees, contractors or invitees, and (ii) from and against all reasonable legal costs and charges, including reasonable attorneys’ and other reasonable professional fees, incurred in and about any of such matters and the defense of any action arising out of the same or in discharging Tenant and/or Premises or any part thereof from any and all liens, charges or judgments which may accrue or be placed thereon by reason of any act or omission of the Landlord, except and to the extent as may arise out of the negligence or willful misconduct of Tenant and/or its officers, agents, employees, assignees, subtenants, concessionaires, licensees, contractors, or invitees.

(b) In the event of the concurrent negligence of Tenant, its sublessees, assignees, invitees, agents, employees, contractors, or licensees on the one hand and the negligence of Landlord, its agents, employees or contractors on the other hand, which concurrent negligence results in injury or damage to persons or property of any nature and howsoever caused, and relates to the construction, alteration, repair, addition to, subtraction from, improvement to or maintenance of the Common Areas or Premises such that RCW 4.24.115 is applicable, then (i) Tenant’s obligation to indemnify Landlord as set forth in this Section 7.08 shall be limited to the extent of Tenant’s negligence and that of Tenant’s officers, sublessees, assignees, invitees, agents, employees, contractors or licensees, including Tenant’s proportional share of costs, reasonable attorneys’ fees and expenses incurred in connection with any claim, action or proceeding brought with respect to such injury or damage; and (ii) Landlord’s obligation to indemnify Tenant as set forth in this Section 7.08 shall be limited to the extent of Landlord’s negligence and that of Landlord’s officers, agents, employees, contractors or licensees, including Landlord’s proportional share of costs, reasonable attorneys’ fees and expenses incurred in connection with any claim, action or proceeding brought with respect to such injury or damage.

(c) LANDLORD AND TENANT HEREBY WAIVE AND AGREE THAT IT WILL NOT ASSERT ITS INDUSTRIAL INSURANCE IMMUNITY UNDER TITLE 51 RCW IF SUCH ASSERTION WOULD BE INCONSISTENT WITH THE RIGHT OF THE OTHER PARTY TO INDEMNIFICATION PURSUANT TO THIS ARTICLE 7. THE PARTIES AGREE THAT THIS PROVISION WAS MUTUALLY NEGOTIATED AND RELATES ONLY TO A WAIVER OF IMMUNITY WITH RESPECT TO THE OTHER PARTY AND NO THIRD PARTY, INCLUDING BUT NOT LIMITED TO, ANY INJURED EMPLOYEE OF EITHER PARTY, SHALL BE A THIRD PARTY BENEFICIARY OF THIS PROVISION.

(d) Except to the extent resulting from the gross negligence or willful misconduct of Landlord and/or its agents, employees or contractors, in no event shall Landlord, its agents, employees and/or contractors be liable for any personal injury or death or property damage caused by other lessees or persons in or about the Premises, the Project and/or the Building, as the case may be, or caused by public or quasi-public work, or for damages arising out of any loss of the use of the Premises or any equipment or facilities therein by Tenant or any person claiming through or under Tenant. Notwithstanding the above, in no event shall Landlord be liable for any consequential, incidental or punitive damages for any reason.

7.09 Damage to Tenant’s Property. Notwithstanding the provisions of Section 7.08 to the contrary, except to the extent due to the gross negligence or willful misconduct of Landlord, Landlord, its agents, employees and/or contractors shall not be liable for (i) any damage to property entrusted to employees or security officers of the Project, Building or the Property, (ii) loss or damage to any property by theft or otherwise, or (iii) any injury or damage to persons or property resulting from fire, explosion, falling substances or materials, steam, gas, electricity, water or rain which may leak from any part of the Building, the Common Areas, Project or the Property or from the pipes, appliances or plumbing work therein or from the roof, street, or subsurface or from any other place or resulting from dampness or any other cause, except to the extent Landlord receives consideration for such damage or injury from a third party. Neither Landlord nor its agents, employees or contractors shall be liable for interference with light. Tenant shall give prompt notice to Landlord and appropriate emergency response officials if Tenant is or becomes aware of fire or accidents in the Building, the Common Areas or any other portion of the Project or of defects therein in the fixtures or equipment.

ARTICLE VIII: REPAIRS AND MAINTENANCE

8.01 Landlord Repairs and Maintenance. Subject to Landlord’s right to reimbursement from Tenant pursuant to Sections 6.01 and 8.03, to the extent applicable, Landlord shall at its expense maintain in good condition and repair the structural portions of the Building including without limitation the foundation, roof and membrane and shall maintain in good condition the exterior of the Building, utilities to their point of connection to the Premises and the Common Areas of the Project. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need for such repairs or maintenance is given to Landlord by Tenant. There shall be no abatement of Rent and, except for the gross negligence or willful misconduct of Landlord or its employees, no liability of Landlord by reason of any injury to or interference with Tenant’s business arising from the making of any repairs, alterations or improvement in or to any portion of the Premises or in or to fixtures, appurtenances and equipment therein; provided, that Landlord, its employees, agents and contractors use reasonable efforts not to unreasonably interfere with Tenant’s business in exercise of Landlord’s rights or obligations hereunder. Except as may otherwise be expressly set forth herein, Tenant affirms that (a) neither Landlord nor any agent, employee or officer of Landlord has made any representation regarding the condition of the Premises, the Building, the Common Areas or the Project, and (b) Landlord shall not be obligated to undertake any repair, alteration, remodel, improvement, painting or decorating. Notwithstanding the foregoing, in the event Landlord fails to commence and diligently pursue any required repairs or maintenance within a reasonable period of time after receipt of Tenant’s notice, and such failure results in Tenant’s inability to use the Premises for its business for seven (7) consecutive calendar days, then Tenant shall be entitled to Rent abatement in proportion to the area of the Premises which cannot be used for Tenant’s operation of its business from the Premises, which abatement shall commence on the eight (8th) day of such interruption and continue until such interruption ceases. Tenant shall give Landlord prompt written notice of any such interruption of its use of the Premises resulting from Landlord’s failure to meet it obligations under this Subsection 8.01.

8.02 Utilities and Services. Subject to reimbursement pursuant to Sections 6.01 and 8.03 hereof, to the extent applicable, Landlord shall furnish or cause to be furnished to the Premises lines for water, electricity, sewage and telephone. Tenant shall pay before delinquency, at its sole cost and expense, all charges for water, heat, electricity, power, telephone service, sewer service charges and other utilities or services charged or attributable to the Premises; provided, however, that if any such services or utilities shall be billed to Landlord and are not separately billed to the Premises, Tenant shall pay to Landlord as Additional Rent, an amount equal to that proportion of the total charges therefor which the Rentable Area of the Premises bears to the rentable area of leased area covered by such charges. Notwithstanding the above, in the event Tenant uses any such services during non-standard building hours, Tenant shall pay the actual cost of such after-hours services used by Tenant. In the event of the stoppage or interruption of any such services, Landlord shall diligently attempt to cause the affected services or utilities to be resumed as promptly as practicable after notice to Landlord. In the event of failure of such utilities or services to be provided to the Premises results in the inability of Tenant to conduct business in the Premises for a period in excess of seven (7) consecutive days and such failure is caused by the acts or omissions of Landlord or is within Landlord’s reasonable control, then Tenant shall be entitled to Rent abatement in proportion to the area of the Premises which cannot be used for Tenant’s operation of its business from the Premises, which abatement shall commence on the eight (8th) day of such interruption and continue until such interruption ceases. Tenant shall give Landlord prompt written notice of any such interruption of its use of the Premises resulting from the failure of services or utilities to be provided pursuant to this Subsection 8.02.

8.03 Tenant Repairs and Maintenance. Subject to Sections 8.01 and 8.02 above, Tenant shall, at Tenant’s sole cost and expense, keep, maintain and, to the extent reasonably required, replace the entire Premises, including but not by way of limitation, all interior walls, doors, ceiling, fixtures, furnishings, drapes, specialty lamps, light bulbs, starters and ballasts, subfloors, carpets and floor coverings, elevators and heating, ventilation, air-conditioning and other utility and mechanical systems within the Premises to the extent serving the Premises exclusively, in good repair and in a clean and safe condition; provided that Landlord shall have the right to perform such work on behalf of Tenant in which event Tenant shall reimburse Landlord for the cost thereof promptly upon demand therefor. In addition, if any repair or maintenance is necessary or prudent under Sections 8.01 or 8.02 as a result of an act or omission of Tenant or its agents, employees or contractors, Tenant shall reimburse Landlord for the entire cost of any such repair or maintenance immediately upon written demand therefor. Upon expiration or earlier termination of the Term, Tenant shall surrender the Premises to Landlord in the same condition as when leased, reasonable wear and tear and damage by fire or other casualty not required to be repaired by Tenant pursuant to this Lease excepted.

8.04 Non-liability of Landlord. Subject to Sections 8.01 or 8.02 above, Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall the Rent herein reserved be abated or rebated by reason of (a) the interruption or curtailment of the use of the Premises as a result of the installation of any equipment in connection with the Building or Project; or (b) any failure to furnish or delay in furnishing any services required to be provided by Landlord, unless and to the extent such failure or delay is caused by accident or any condition created by Landlord’s active gross negligence; or (c) the limitation, curtailment, rationing or restriction of the use of water or electricity, gas or any other form of energy or any other service or utility whatsoever serving the Premises or Project.

8.05 Inspection of Premises. Upon not less than 24 hours notice to Tenant (except in the event of an emergency in which case notice shall be given as soon as practicable) Landlord may enter the Premises to complete construction undertaken by Landlord on the Premises, to inspect, clean, improve or repair the same, to inspect the performance by Tenant of the terms and conditions hereof, show the Premises to prospective purchasers, tenants and lenders and for all other purposes as Landlord shall reasonably deem necessary or appropriate; provided, that Landlord shall use reasonable efforts not to interfere with Tenant’s business in exercise of Landlord’s rights hereunder. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant’s business, any loss of occupancy or quiet enjoyment of the Premises and any other loss in, upon or about the Premises, arising from exercise by Landlord of its rights hereunder except as otherwise provided in Article XI hereof.

ARTICLE IX: FIXTURES, PERSONAL PROPERTY AND ALTERATIONS

9.01 Fixtures and Personal Property. Tenant, at Tenant’s expense, may install any necessary trade fixtures, equipment and furniture in the Premises, provided that such items are installed and are removable without damage to the structure of the Premises, including, but not limited to, damage to drywall, doors, door frames and floors. Landlord reserves the right to approve or disapprove of any interior improvements which are visible from outside the Premises or which violate the CC&R’s on wholly aesthetic grounds, which approval shall not be unreasonably withheld. Requests for any such improvements must be submitted for Landlord’s written approval prior to installation, or Landlord may remove or replace such items at Tenant’s sole expense. Said trade fixtures, equipment, furniture, cabling and personal property shall remain Tenant’s property and shall be maintained in good condition while on the Premises and removed by Tenant upon the expiration or earlier termination of the Lease. As a covenant which shall survive the expiration or earlier termination of the Lease, Tenant shall repair, at Tenant’s sole expense, or at Landlord’s election, reimburse Landlord for the cost to repair all damage caused by the installation or removal of said trade fixtures, equipment, cabling, furniture, personal property or temporary improvements. If Tenant fails to remove the foregoing items prior to or upon the expiration or earlier termination of this Lease, Landlord, at its option and without liability to Tenant for loss thereof, may keep and use them or remove any or all of them and cause them to be stored or sold in accordance with applicable law, and Tenant shall, upon written demand of Landlord, pay to Landlord as Additional Rent hereunder all costs and expenses incurred by Landlord in so storing and/or selling said items. In the event any such fixtures, equipment, and/or furniture of Tenant are sold by Landlord, the proceeds of such sale shall be applied, first, to all expenses of Landlord incurred in connection with storage and sale; second, to any amounts owed by Tenant to Landlord under this Lease or otherwise, and, third, the remainder, if any, shall be paid to Tenant.

9.02 Alterations. Tenant shall not make or allow to be made any material alterations, additions or improvements to the Premises (defined as alterations, additions or improvements costing in excess of $5,000.00 individually or in the aggregate with respect to separate items relating to the same improvement or alteration, or alterations, additions or improvements which affect the structure or exterior of the Building or any building, mechanical, electrical or life safety system), either at the inception of the Lease or subsequently during the Term, without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld, provided that consent may be withheld in Landlord’s sole discretion with respect to any alteration, addition or improvement that affects the structure or exterior of the Building or any building, mechanical, electrical or life safety systems. Tenant shall deliver to Landlord the contractor’s name, references and state license number, a certificate of liability insurance naming Landlord and Landlord’s manager and lender(s) as an additional insured, as well as full and complete plans and specifications of all such alterations, additions or improvements, and any subsequent modifications or additions to such plans and specifications, and no proposed work shall be commenced or continued by Tenant until Landlord has received and given its written approval of each of the foregoing. Landlord shall either approve or disapprove any proposed alteration, addition or improvement on or before thirty (30) days following receipt of all of the foregoing items.

Landlord does not expressly or implicitly covenant or warrant that any plans or specifications submitted by Tenant are accurate, safe or sufficient or that the same comply with any applicable laws, ordinances, building codes, or the like. Further, Tenant shall indemnify, protect, defend and hold Landlord and Landlord’s agents, employees and contractors and the Building harmless for, from and against any loss, damage, liability, claims, cost or expense, including attorneys’ fees and costs, incurred as a result of any defects in design, materials or workmanship resulting from Tenant’s alterations, additions or improvements to the Premises. All alterations, telephone or telecommunications lines, cables, conduits and equipment and all other additions or improvements to the Premises made by Tenant shall remain the property of Tenant until termination of the Lease, at which time they shall, unless otherwise elected by Landlord by written notice to Tenant, be and become the property of Landlord. Landlord may, as a condition to approval of any such alterations, additions or improvements, require Tenant to remove any partitions, counters, railings, telephone and telecommunications lines, cables, conduits and equipment and/or other improvements installed by Tenant during the Term, and Tenant shall repair all damage resulting from such removal or, at Landlord’s option, shall pay to Landlord all costs arising from such removal. All repairs, alterations, additions and restorations by Tenant hereinafter required or permitted shall be done in a good and workmanlike manner and in compliance with the plans and specifications approved by Landlord and in compliance with all applicable laws and ordinances, building codes, bylaws, regulations and orders of any federal, state, county, municipal or other public authority and of the insurers of the Premises and as-built plans and specifications shall be provided to Landlord by Tenant upon completion of the work. If required by Landlord, Tenant shall secure at Tenant’s own cost and expense a completion and lien indemnity bond or other adequate security, including without limitation an indemnity agreement from Tenant’s parent in form and substance reasonably satisfactory to Landlord. Tenant shall reimburse Landlord for Landlord’s reasonable charges (including any professional fees incurred by Landlord and a reasonable administrative fee as established by Landlord from time to time) for reviewing and approving or disapproving plans and specifications for any proposed alterations.

9.03 Liens. Tenant shall promptly file and/or record, as applicable, all notices of completion provided for by law, and shall pay and discharge all claims for work or labor done, supplies furnished or services rendered at the request of Tenant or at the request of Landlord on behalf of Tenant, and shall keep the Premises, the Property and the Project free and clear of all mechanics’ and materialmen’s liens in connection therewith. Landlord shall have the right, and shall be given ten (10) business days written notice by Tenant prior to commencement of the work, to post or keep posted on the Premises, or in the immediate vicinity thereof, any notices of non-responsibility for any construction, alteration, or repair of the Premises by Tenant. If any such lien is filed, Tenant shall cause same to be discharged of record within ten (10) days following written notice thereof, or if Tenant disputes the correctness or validity of any claim of lien, Landlord may, in its reasonable discretion, permit Tenant to post or provide security in a form and amount acceptable to Landlord to insure that title to the Project remains free from the lien claimed. If said lien is not timely discharged Landlord may, but shall not be required to, take such action or pay such amount as may be necessary to remove such lien and Tenant shall pay to Landlord as Additional Rent any such amounts expended by Landlord, together with interest thereon at the Default Rate (as defined in Section 5.03 hereof), within five (5) days after notice is received from Landlord of the amount expended by Landlord.

ARTICLE X: USE AND COMPLIANCE WITH LAWS

10.01 General Use and Compliance with Laws. Tenant shall only use the Premises for offices related to Tenant’s business described in Section 1.01(e) above, and uses customarily incidental thereto and which are consistent with a Class A office project, and for no other use without the prior written the consent of Landlord, which approval shall not be unreasonably withheld. Tenant shall, at Tenant’s sole cost and expense, comply with applicable requirements of municipal, county, state, federal and- other applicable governmental authorities now or hereafter in force pertaining to Tenant’s business operations, alterations and/or specific use of the Premises and/or the Project, and shall secure any necessary permits therefore and shall faithfully observe in the use of the Premises and the Project, applicable municipal, county, state, federal and other applicable governmental entities’ requirements which are now or which may hereafter be in force. Tenant, in Tenant’s use and occupancy of the Premises, shall not subject or permit the Premises and/or the Project to be used in any manner which would tend to damage any portion thereof, or which would materially increase the cost of any insurance paid by Landlord with respect thereto, including without limitation exceeding maximum legal or customary occupancy and density ratios. Tenant shall not do or permit anything to be done in or about the Premises, the Common Areas and/or the Project which will in any way obstruct or interfere with the rights of other tenants or occupants of the Common Areas and/or the Project or use or allow the Premises or any portion of the Project to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit a nuisance in, on or about the Premises, the Common Areas and/or the Project. Tenant shall comply with all covenants and obligations in the CC&R’s which affect the use and operation of the Premises, the Common Areas and/or the Project.

10.02 Hazardous Materials.

(a) Defined terms.

(i) “Hazardous Materials” means, among other things, any of the following, in any amount: (a) any petroleum or petroleum derived or derivative product, asbestos in any form, urea formaldehyde and polychlorinated biphenyls and medical wastes; (b) any radioactive substance; (c) any toxic, infectious, reactive, corrosive, ignitable or flammable chemical or chemical compound; and (d) any chemicals, materials or substances, whether solid, liquid or gas, defined as or included in the definitions of “hazardous substances,” “hazardous wastes,” “hazardous materials,” “extremely hazardous wastes,” “restricted hazardous wastes,” “toxic substances,” “toxic pollutants,” “solid waste,” or words of similar import in any federal, state or local statute, law, ordinance or regulation or court decisions now existing or hereafter existing as the same may be interpreted by government offices and agencies.

(ii) “Hazardous Materials Laws” means any federal, state or local statutes, laws, ordinances or regulations or court decisions now existing or hereafter existing that control, classify, regulate, list or define Hazardous Materials or require remediation of Hazardous Materials contamination.

(iii) “Approved Materials” means those materials listed on Exhibit K attached hereto (as the same may be supplemented by Tenant and subject to Landlord’s reasonable approval from time to time during the Term) used by Tenant in the normal course of its business in compliance with all applicable laws and regulations.

(b) Compliance with Hazardous Materials Laws. Tenant will not cause any Hazardous Material to be brought upon, kept, generated or used on the Project in a manner or for a purpose prohibited by or that could result in liability under any Hazardous Materials Law; provided, that Tenant will be allowed to bring upon the Premises those Approved Materials listed on Exhibit K attached hereto and other Hazardous Materials for which Tenant has received Landlord’s prior written consent, and small quantities of cleaning or other/industrial supplies as are customarily used by a tenant in the ordinary course in a general office facility. Tenant, at its sole cost and expense, will comply with (and obtain all permits required under) all Hazardous Materials Laws, groundwater wellhead protection laws, storm water management laws, fire protection provisions, and prudent industry practice relating to the presence, storage, transportation, disposal, release or management of Hazardous Materials in, on, under or about the Project that Tenant brings upon, keeps, generates or uses on the Project (including, without limitation, but subject to this Section 10.2, immediate remediation of any Hazardous Materials in, on, under or about the Project that Tenant brings upon, keeps, generates or uses on the Project in compliance with Hazardous Materials Laws) and in no event shall Tenant allow any liens or encumbrances pertaining to Tenant’s use of Hazardous Materials to attach to any portion of the Project. On or before the expiration or earlier termination of this Lease, Tenant, at its sole cost and expense, will completely remove from the Project (regardless whether any Hazardous Materials Law requires removal), in compliance with all Hazardous Materials Laws, all Hazardous Materials Tenant causes to be present in, on, under or about the Project. Tenant will not take any remedial action in response to the presence of any Hazardous Materials in on, under or about the Project, nor enter into (or commence negotiations with respect to) any settlement agreement, consent decree or other compromise with respect to any claims relating to or in any way connected with Hazardous Materials in, on, under or about the Project, without first notifying Landlord of Tenant’s intention to do so and affording Landlord reasonable opportunity to investigate, appear, intervene and otherwise assert and protect Landlord’s interest in the Project. Landlord shall have the right from time to time, upon not less than 24 hours notice to Tenant, to inspect the Premises to determine if Tenant is in compliance with this Section 10.2.

(c) Notice of Actions. Tenant will notify Landlord of any of the following actions affecting Landlord, Tenant or the Project that result from or in any way relate to Tenant’s use of the Project immediately after receiving notice of the same: (a) any enforcement, clean-up, removal or other governmental or regulatory action instituted, completed or threatened under any

Hazardous Materials Law; (b) any claim made or threatened by any person relating to damage, contribution, liability, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Material; and (c) any reports made by any person, including Tenant, to any environmental agency relating to any Hazardous Material, including any complaints, notices, warnings or asserted violations. Tenant will also deliver to Landlord, as promptly as possible and in any event within five (5) business days after Tenant first receives or sends the same, copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Project or Tenant’s use of the Project. Upon Landlord’s written request, Tenant will promptly deliver to Landlord documentation acceptable to Landlord reflecting the legal and proper disposal of all Hazardous Materials removed or to be removed from the Premises. All such documentation will list Tenant or its agent as a responsible party and the generator of such Hazardous Materials and will not attribute responsibility for any such Hazardous Materials to Landlord or Landlord’s property manager.

(d) Disclosure and Warning Obligations. Tenant acknowledges and agrees that all reporting and warning obligations required under Hazardous Materials Laws resulting from or in any way relating to Tenant’s use of the Premises or Project are Tenant’s sole responsibility, regardless whether the Hazardous Materials Laws permit or require Landlord to report or warn.

(e) Indemnification. Tenant releases and will indemnify, defend (with counsel reasonably acceptable to Landlord), protect and hold harmless the Landlord and Landlord’s agents, employees and contractors for, from and against any and all claims, liabilities, damages, losses, costs and expenses whatsoever arising or resulting, in whole or in part, directly or indirectly, from the presence, treatment, storage, transportation, disposal, release or management of Hazardous Materials in, on, under, upon or from the Project (including water tables and atmosphere) that Tenant brings upon, keeps, generates or uses on the Premises or the Project. Tenant’s obligations under this Section include, without limitation and whether foreseeable or unforeseeable, (a) the costs of any required or necessary repair, clean-up, detoxification or decontamination of the Project; (b) the costs of implementing any closure, remediation or other required action in connection therewith as stated above; (c) the value of any loss of use and any diminution in value of the Project, and (d) consultants’ fees, experts’ fees and response costs. The Tenant’s obligations under this Section survive the expiration or earlier termination of this Lease.

(f) Hazardous Materials Representation by Landlord. Landlord represents to Tenant that, to its actual knowledge and except as Landlord has previously disclosed to Tenant, Landlord has not caused the generation, storage or release of Hazardous Materials upon the Premises, except in accordance with Hazardous Materials Laws and prudent industry practices regarding construction of the Premises. Landlord will indemnify and hold Tenant harmless with respect to any claims or liabilities arising as result of the existence of Hazardous Materials on the Premises or Common Areas as of the date hereof or to the extent resulting from the acts or omissions of Landlord or its agents, employees or contractors occurring after the date of this Lease.

(g) Environmental Site Assessments. Upon request by Landlord during the Term of this Lease, prior to the exercise of any renewal Term and/or prior to vacating the Premises, Tenant will obtain and submit to Landlord an environmental site assessment from an environmental consulting company reasonably acceptable to Landlord.

10.03 Signs. The Tenant shall not paint, display, inscribe, place or affix any sign, picture, advertisement, notice, lettering, or direction on any part of the outside of the Building or the Project or visible from the outside of the Premises, the Building or the Project, except as first approved by Landlord or as may be set forth in the Tenant Improvement Plans. Landlord shall, at Landlord’s expense, provide building standard signage identifying Tenant on the Building directory, elevator lobby and suite location. Notwithstanding the foregoing, Tenant, at Tenant’s sole cost, so long as Tenant occupies the entire Building, shall have a right to affix building signage to the exterior of the Building above Tenant’s suite entry or in any other location approved by Landlord. Such exterior signage shall comply with the Rules and Regulations of the Project, Project Signage Design Guidelines and the City of Bothell signage code requirements, and shall be subject to the final approval of Landlord, which Landlord will not unreasonably withhold, and the City of Bothell.

ARTICLE XI: DAMAGE AND DESTRUCTION

11.01 Reconstruction. If the Building is damaged or destroyed during the Term, Landlord shall, except as hereinafter provided, diligently repair or rebuild it to substantially the condition in which it existed immediately prior to such damage or destruction. If Landlord is obligated or elects to repair or restore as herein provided, Landlord shall be obligated to make repair or restoration of only those portions of the Premises which were initially provided at Landlord’s expense or as part of the original installation by Landlord for Tenant and the repair and/or restoration of other items within the Premises shall be the obligation of the Tenant. Landlord will give notice to Tenant of its intent to rebuild and restore the Premises (or its election not to repair or restore) within the later of sixty (60) days of the date of such damage or thirty (30) days after Landlord is granted access if a government agency or other party with jurisdiction does not grant Landlord immediate access.

11.02 Rent Abatement. Rent due and payable hereunder shall be abated proportionately during any period in which, by reason of any such damage or destruction, there is substantial interference with the operation of Tenant’s business in the Premises. Such abatement shall continue for the period commencing with such damage or destruction and ending with a substantial completion by Landlord of the work of repair or reconstruction which Landlord is obligated or undertakes to do. If it be determined that continuation of business is not practical pending reconstruction, and if Landlord does not elect to or is unable to provide alternative comparable temporary space for continuation of such business, then Rent due and payable hereunder shall abate, until reconstruction is substantially completed or until business is totally or partially resumed in the Premises, whichever is the earlier. Tenant shall not be entitled to any claim, compensation or damages for loss in the use in the whole or any part of the Premises (including loss of business) and/or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

11.03 Excessive Damage or Destruction. If the Building or the Premises is damaged or destroyed to the extent that it cannot within Landlord’s reasonable discretion, with reasonable diligence, be fully repaired or restored by Landlord within the earlier of (i) one hundred twenty (120) days after the date of the damage or destruction, or (ii) the expiration of the Term hereof, Landlord may terminate this Lease by written notice to Tenant within thirty (30) days of the date of the damage or destruction. If Landlord does not terminate the Lease, this Lease shall remain in full force and effect and Landlord shall diligently repair and restore the damage as soon as reasonably possible (subject to Landlord other rights pursuant to this Article XI).

11.04 Uninsured Casualty. Notwithstanding anything contained herein to the contrary, in the event of damage to or destruction of all or any portion of the Building, which damage or destruction is not fully covered by the insurance proceeds received by Landlord under the insurance policies required under Article 7.01 hereinabove, Landlord may terminate this Lease by written notice to Tenant given within sixty (60) days after the date of notice to Landlord that said damage or destruction is not so covered. If Landlord does not elect to terminate this Lease, the Lease shall remain in full force and effect and the Building shall be repaired and rebuilt in accordance with the provisions for repair set forth in Section 11.01 hereinabove.

11.05 Waiver. With respect to any damage or destruction which Landlord is obligated to repair or may elect to repair under the terms of this Article XI, and to the extent permitted by law, Tenant hereby waives any rights to terminate this Lease pursuant to rights otherwise accorded by law to tenants, except as expressly otherwise provided herein.

11.06 Mortgagee’s Right. Notwithstanding anything herein to the contrary, if the holder of any indebtedness secured by a mortgage or deed of trust covering the Property, the Building and/or the Project requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made. Upon any termination of this Lease under the provisions hereof, the parties shall be released without further obligation to the other from date possession of the Premises is surrendered to Landlord, except for items which are theretofore accrued and are then unpaid.

11.07 Damage Near End of Term. Notwithstanding anything to the contrary contained in this Article XI, in the event the Premises or the Building are subject to excessive damage (as defined in Section 11.03) during the last twelve (12) months of the Term or any applicable extension periods, either Landlord or Tenant may elect to terminate this Lease by written notice to the other within thirty (30) days after the date of such damage.

11.08 Tenant’s Rights in the Event of Material Damage. If the Building is damaged or destroyed to the extent that it cannot within Landlord’s reasonable discretion, with reasonable diligence, be fully repaired or restored by Landlord (including all Tenant Improvements other than property owned by Tenant, including, without limitation, Tenant’s furniture, fittings, installations, cabling, fixtures and personal property) within the earlier of (i) two hundred seventy (270) days after the date of the damage or destruction, or (ii) the expiration of the Term hereof, Landlord shall notify Tenant of the date Landlord anticipates that such repairs will be complete (the “Maximum Restoration Period”) within sixty (60) days of the date of the damage or destruction; provided, that if Landlord is legally prohibited from having access to the Building after such damage or destruction, such sixty (60) day period shall be tolled one day for each date that Landlord is legally prohibited from accessing the Building. Within thirty (30) days of such notice, Tenant may elect to terminate this Lease by written notice to Landlord. If Tenant elects to terminate this Lease pursuant to this Subsection 11.08, this Lease shall terminate as of the date of Tenant’s notice. If Tenant does not timely elect to terminate, this Lease shall remain in full force and effect, subject to the rights of Landlord to elect to repair or not repair and its termination rights pursuant to this Article XI.

ARTICLE XII: EMINENT DOMAIN

12.01 Eminent Domain. In the event the whole of the Premises, Building, Project and/or Common Areas, as the case may be, and/or such part thereof as shall interfere with Tenant’s use and occupation thereof, shall be taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or is sold in lieu of or to prevent such taking, then Tenant shall have the right to terminate this Lease effective as of the date possession is required to be surrendered to said authority. In the event the whole of the Premises, Building, Project and/or Common Areas, as the case may be, or such part thereof as shall substantially interfere with Landlord’s use and occupation thereof, or if any access points to adjoining streets, shall be taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or is sold in lieu of or to prevent such taking, then Landlord shall have the right to terminate this Lease effective as of the date possession is required to be surrendered to said authority. Except as provided below, Tenant shall not assert any claim against Landlord or the taking authority for any compensation because of such taking, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate or interest of Tenant in the Premises. Nothing contained in this Article 12 shall be deemed to give Landlord any interest in any separate award made to Tenant for the taking of personal property and fixtures belonging to Tenant or for Tenant’s moving expenses. In the event the amount of property or the type of estate taken shall not substantially interfere with the conduct of Tenant’s business, Landlord shall be entitled to the entire amount of the award without deduction for any estate or interest of Tenant, Landlord shall promptly proceed to restore the Building to substantially their same condition prior to such partial taking less the portion thereof lost in such condemnation, and the Base Rent shall be proportionately reduced by the time during which, and the portion of the Premises which, Tenant shall have been deprived of possession on account of said taking and restoration.

ARTICLE XIII: DEFAULT

13.01 Events of Default. The occurrence of any of the following events shall constitute an “Event of Default” on the part of the Tenant with or without notice from Landlord:

(a) Tenant shall fail to pay on or before the due date any installment of Rent or other payment required pursuant to this Lease, within five (5) days after written notice from Landlord;

(b) Tenant shall abandon the Premises, while Tenant is also in material default of any other provision of this Lease;

(c) Tenant shall fail to comply with any Term, provision, or covenant of this Lease, other than the payment of Rent or other sums of money due hereunder, and such failure is not cured within ten (10) days after Tenant’s receipt of written notice thereof to Tenant (said notice being in lieu of, and not in addition to, any notice required as a prerequisite to a forcible entry and detainer or similar action for possession of the Premises); provided that if the nature of such cure is such that a longer cure period is necessary, Tenant shall only be in default if Tenant shall have failed to commence such cure within said ten (10) day period and thereafter to have diligently prosecuted such cure to completion;

(d) Tenant shall file a petition or be adjudged a debtor or bankrupt or insolvent under the United States Bankruptcy Code, as amended, or any similar law or statute of the United States or any State; or a receiver or trustee shall be appointed for all or substantially all of the assets of Tenant and such appointment or petition, if involuntary, is not dismissed within sixty (60) days of filing; or

(e) Tenant shall make an assignment for the benefit of creditors.

13.02 Remedies.

(a) Upon the occurrence of any Event of Default set forth in this Lease, in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder. In the event that Landlord shall elect to so terminate this Lease, then Landlord may recover from Tenant: (i) any unpaid rent which as been earned at the time of such termination plus interest at the rates contemplated by this Lease; plus (ii) the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided plus interest at the rates contemplated by this Lease; plus (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus (iv) the unamortized balance of the value of any free Rent, tenant improvement costs, commissions and any other monetary concessions provided to Tenant pursuant to this Lease, as amortized over the initial Term of this Lease; plus (v) any other amount necessary to compensate Landlord for all the damage proximately caused by Tenant’s failure to perform Tenant’s obligation under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, costs to restore the Premises to good condition, costs to remodel, renovate or otherwise prepare the Premises, or portions thereof, for a new tenant, leasing commissions, marketing expenses, reasonable attorneys’ fees, and free rent, moving allowances and other types of leasing concessions. As used in Subsections 13.02(a) (iii) above, the “worth at the time of award” is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

(b) In the event of any such default by Tenant, Landlord shall also have the right with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of the Tenant. No re-entry or taking possession of the Premises by Landlord pursuant to this Section 13.02(b) shall be construed as an acceptance of a surrender of the Premises or an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction.

(c) In the event of the vacation or abandonment of the Premises by Tenant or in the event that Landlord shall elect to re-enter as provided above or shall take possession of the Premises pursuant to legal proceedings or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease as provided above, Landlord may from time to time, without terminating this Lease, either recover all Rent as it becomes due or relet the Premises or any part thereof for the Term of this Lease on terms and conditions as Landlord at its sole discretion may deem advisable with the right to make alterations and repairs to the Premises.

(d) In the event that Landlord shall elect to so relet, the rents received by Landlord from such reletting shall be applied: first to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; second to the payment of any costs of such reletting; third, to the payment of the cost of any alterations and repairs to the Premises; fourth, to the payment of Rent due and unpaid hereunder; and the residual, if any, shall be held by Landlord and applied to payment of future Rent as the same shall become due and payable hereunder. Should that portion of such rents received from such reletting during the month which is applied to the payment of Rent be less than the Rent payable during that month by Tenant hereunder, then Tenant shall pay any such deficiency to Landlord immediately upon demand therefor by Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord, as soon as is certain, any of the costs and expenses incurred by Landlord in such reletting or in making such alterations and repairs not covered by the rents received from such reletting.

(e) All rights, options and remedies of Landlord contained in this Lease shall be construed and held to be cumulative, and no one of them shall be exclusive of the other, and Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law, whether or not stated in this Lease. No waiver of any default of Tenant hereunder shall be implied from any acceptance by Landlord of any Rent or other payments due hereunder or any omission by Landlord to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect defaults other than as specified in said waiver. The consent or approval of Landlord to or of any act by Tenant requiring Landlord’s consent or approval shall not be deemed to waive or render unnecessary Landlord’s consent or approval to or of any subsequent similar acts by Tenant.

(f) In the event that during any twelve (12) month period during the Term of this Lease, Tenant commits more than two (2) acts or omissions of default for which default notices are given by Landlord pursuant to this Article XIII and which are not cured by Tenant within the applicable cure period (notwithstanding the ultimate cure), Landlord may, at its option, elect to terminate this Lease. Landlord’s election to exercise its early termination rights shall be effective only upon written notice delivered to Tenant specifying Landlord’s election to cause an early termination of this Lease. Such early termination shall be in effect when such written notice is provided to Tenant. Landlord’s right of early termination shall be in addition to all other rights and remedies available to Landlord at law or in equity.

13.03 Landlord’s Default. Landlord shall not be in default unless Landlord fails to perform its obligations under this Lease within thirty (30) days after written notice by Tenant, or if such failure is not reasonably capable of being cured within such thirty (30) day period, Landlord shall not be in default unless Landlord has failed to commence the cure and diligently pursue the cure to completion. In no event shall Tenant have the remedy to terminate this Lease except upon final adjudication of competent jurisdiction authorizing such default. In no event shall Landlord be liable to Tenant or any person claiming through or under Tenant for consequential, exemplary or punitive damages.

ARTICLE XIV: FILING OF PETITION

14.01 Tenant’s Bankruptcy.

Landlord and Tenant (as either debtor or debtor-in-possession) agree that if a petition (“Petition”) is filed by or against tenant under any chapter of Title 11 of the United States Code (the “Bankruptcy Code”), the following provisions shall apply:

(a) Adequate protection for Tenant’s obligations accruing after filing of the Petition and before this Lease is rejected or assumed shall be provided within 15 days after filing in the form of a security deposit equal to three months’ Base Rent and Additional Rent and other Lease charges, to be held by the court or an escrow agent approved by Landlord and the court.

(b) The sum of all amounts payable by Tenant to Landlord under this Lease constitutes reasonable compensation for the occupancy of the Premises by Tenant.

(c) Tenant or Trustee shall give Landlord at least 30 days written notice of any abandonment of the Premises or any proceeding relating to administrative claims. If Tenant abandons without notice, Tenant or Trustee shall stipulate to entry of an order for relief from stay to permit Landlord to reenter and relet the Premises.

(d) If Tenant failed to timely and fully perform any of its obligations under this Lease before the filing of the Petition, whether or not Landlord has given Tenant written notice of that failure and whether or not any time period for cure expired before the filing of the Petition, Tenant shall be deemed to have been in default on the date the Petition was filed for all purposes under the Bankruptcy Code.

(e) For the purposes of Section 365(b)(1) of the Bankruptcy Code, prompt cure of defaults shall mean cure within 30 days after assumption.

(f) For the purposes of Section 365(b)(1) and 365(f)(2) of the Bankruptcy Code, adequate assurance of future performance of this Lease by Tenant, Trustee or any proposed assignee will require that Tenant, Trustee or the proposed assignee deposit three months of Base Rent and Additional Rent into an escrow fund (to be held by the court or an escrow agent approved by Landlord and the court) as security for such future performance. In addition, if this Lease is to be assigned, adequate assurance of future performance by the proposed assignee shall require that: (i) the assignee have a tangible net worth not less than the net worth of Tenant, as of the Commencement Date or that such assignee’s performance be unconditionally guaranteed by a person or entity that has a tangible net worth not less than the net worth of Tenant as of the Commencement Date; (ii) the assignee demonstrate that it possesses a history of success in operating a business of similar size and complexity in a similar market as Tenant’s business; and (iii) assignee assume in writing all of Tenant’s obligations relating to the Premises or this Lease.

(g) If Tenant or Trustee intends to assume and/or assign this Lease, Tenant or Trustee shall provide Landlord with 30 days written notice of the proposed action, separate from and in addition to any notice provided to all creditors. Notice of a proposed assumption shall state the assurance of prompt cure, compensation for loss and assurance of future performance to be provided to Landlord. Notice of a proposed assignment shall state: (i) the name, address, and federal tax identification and registration numbers of the proposed assignee; (ii) all of the terms and conditions of the proposed assignment, and (iii) the assignee’s proposed adequate assurance of future performance to be provided to Landlord.

(h) If Tenant is in default under this Lease when the Petition is filed, Landlord shall not be required to provide Tenant or Trustee with services or supplies under this Lease or otherwise before Tenant assumes this Lease, unless Tenant compensates Landlord for such services and supplies in advance.

ARTICLE XV: ASSIGNMENT AND SUBLETTING

15.01 Prohibition. Tenant shall not assign, mortgage, pledge or otherwise transfer or encumber this Lease, in whole or in part, nor sublet, assign, or permit occupancy by any party other than Tenant of all or any part of the Premises, without the prior written consent of Landlord, which consent may be withheld or conditioned by Landlord in its commercially reasonable discretion. Tenant shall at the time the Tenant requests the consent of Landlord, deliver to Landlord such information in writing as Landlord may reasonably require respecting the proposed assignee or subtenant including, without limitation, the name, address, nature of business, ownership, financial responsibility and standing of such proposed assignee or subtenant and Landlord shall have not less than twenty (20) business days after receipt of all required information to elect one of the following: (a) consent to such proposed assignment, encumbrance or sublease, or (b) refuse such consent, or (c) elect to terminate this Lease, in the case of a proposed assignment, or elect to terminate the Lease with respect to the portion of the Premises proposed to be subleased, as applicable. Notwithstanding the above, in the event Landlord elects to terminate or recapture the space pursuant to (c) above, Tenant may, if it so elects, by written notice to Landlord within ten (10) days after receipt of Landlord’s notice of its intent to so capture or terminate, to revoke its request for Landlord’s consent, in which event this Lease shall continue as if Tenant had not requested Landlord’s consent. In addition, as a condition to Landlord’s consent to any assignment, sublease or encumbrance of this Lease shall be the delivery to Landlord of a true copy of the fully executed instrument of assignment, transfer or encumbrance and an agreement executed by the assignee, sublessee or other transferee in form and substance satisfactory to Landlord and expressly enforceable by Landlord, whereby the assignee assumes and agrees to be bound by the terms and provisions of this Lease and perform all the obligations of Tenant hereunder with respect to the assigned or subleased portion of the Premises. No assignment or subletting by Tenant shall relieve Tenant of any obligation under this Lease, including Tenant’s obligation to pay Base Rent and Additional Rent hereunder. Any purported assignment or subletting contrary to the provisions hereof without consent shall be void. The consent by Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment of subletting. Tenant’s sole remedy for Landlord’s refusal to consent to a proposed assignee or sublessee of Tenant will be an action or proceeding for specific performance, injunction or declaratory relief. Tenant shall pay Landlord’s reasonable processing costs and attorneys’ fees incurred in reviewing any proposed Assignment or sublease.

15.02 Excess Rental. If pursuant to any assignment or sublease, Tenant receives rent, either initially or over the Term of the assignment or sublease, in excess of the Rent called for hereunder, or in the case of this sublease of a portion of the Premises in excess of such Rent fairly allocable to such portion, after appropriate adjustments to assure that all other payments called for hereunder are appropriately taken into account, Tenant shall pay to Landlord, as Additional Rent hereunder, fifty percent (50%) of the excess of each such payment of rent received by Tenant after its receipt; provided that Tenant shall not be required to pay such excess sums to Landlord until such time as Tenant has recouped Tenant’s actual reasonable out of pocket costs for legal fees, commissions and tenant improvements, if any, incurred by Tenant in connection with such assignment or subletting.

15.03 Scope. The prohibition against assigning or subletting contained in this Article XV shall be construed to include a prohibition against any assignment or subletting by operation of law. If this Lease be assigned, or if the underlying beneficial interest of Tenant is transferred, or if the Premises or any part thereof be sublet or occupied by anybody other than Tenant, Landlord may collect rent from the assignee, subtenant or occupant and apply the net amount collected to the Rent herein reserved and apportion any excess rent so collected in accordance with the terms of the immediately preceding paragraph, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. No assignment or subletting shall affect the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignee), and Tenant shall not be released from performing any of the terms, covenants and conditions of this Lease.

15.04 Waiver. Notwithstanding any assignment or sublease, or any indulgences, waivers or extensions of time granted by Landlord to any assignee or sublessee or failure of Landlord to take action against any assignee or sublease, Tenant hereby agrees that Landlord may, at its option, and upon not less than ten (10) days’ notice to Tenant, proceed against Tenant without having taken action against or joined such assignee or sublessee, except that Tenant shall have the benefit of any indulgences, waivers and extensions of time granted to any such assignee or sublessee.

15.05 Change in Control. If Tenant is a partnership or limited liability company, a withdrawal of or change in general partners or members, in one or more transfers, owning more than a fifty percent (50%) interest in the partnership, shall constitute a voluntary assignment and shall be subject to the provisions of this Article XV. If the Tenant is a corporation, a transfer of fifty percent (50%) or more of the corporation’s stock or assets in one or more transfers to a single party and/or its affiliates, or a change in the control of such company pursuant to a merger, consolidation, sale of assets or otherwise, shall be deemed for the purposes hereof to be an assignment of this Lease, and shall be subject to the provisions of this Article XV. Notwithstanding any provision to the contrary, Tenant may assign this Lease or sublet the Premises without Landlord’s consent (i) to any corporation or other entity that controls, is controlled by or is under common control with Tenant; (ii) to any corporation or other entity resulting from a merger, acquisition, consolidation or reorganization of or with Tenant; (iii) in connection with the sale of all or substantially all of the assets of Tenant (all such transfers, assignments and subleases collectively hereinafter referred to as “Permitted Transfers” and all such transferees, assignees and sublessees are collectively hereinafter referred to as “Permitted Transferees”); provided that (a) Tenant provides evidence to Landlord in writing that such assignment or sublease complies with the criteria set forth in (i), (ii) or (iii) above, (b) such assignee, subtenant or successor-in-interest expressly assumes Tenants’ obligations and liabilities hereunder; and (c) the tangible net worth of such assignee, subtenant or successor-in-interest after the transfer is equal to or more than the greater of a) $5,000,000, or b) the net worth of Tenant as of the day prior to the date of such transfer or assignment. No such assignment, sublease or transfer shall release Tenant from any covenant, liability or obligation under this Lease.

ARTICLE XVI: ESTOPPEL CERTIFICATE, ATTORNMENT AND SUBORDINATION

16.01 Estoppel Certificates. Within ten (10) business days after written request therefor by Landlord, or if on any sale, assignment or hypothecation by Landlord of Landlord’s interest in the Property, the Project and/or the Premises, or any part thereof, an estoppel certificate shall be required from Tenant, Tenant shall deliver a certificate in the form attached hereto as Exhibit G, or in such other form as requested by Landlord, to any proposed mortgagee or purchaser, and to Landlord, certifying (if such be the case) that this Lease is in full force and effect, the date of Tenant’s most recent payment of Rent, and that Tenant has no defenses or offsets outstanding, or stating those claimed by Tenant, and any other information contained in such Exhibit G or reasonably requested by Landlord or such proposed mortgagee or purchaser. Tenant’s failure to deliver said statement within said period shall, at Landlord’s option be an Event of Default hereunder and shall in any event be conclusive upon Tenant that: (i) this Lease is in full force and effect, without modification except as may be represented by Landlord; (ii) there are no uncured defaults in Landlord’s performance and Tenant has no right to offset, counterclaim or deduction against Rent hereunder; and (iii) no more than one period’s Base Rent has been paid in advance.

16.02 Attornment. Tenant shall, in the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under, any mortgage or deed of trust made by Landlord, its successors or assigns, encumbering the Building, or any part thereof or in the event of termination of a ground lease, if any, and if so requested, attorn to the purchaser upon such foreclosure or sale or upon any grant of a deed in lieu of foreclosure and recognize such purchaser as Landlord under this Lease; provided, that such purchaser recognizes Tenant’s rights under this Lease and agrees not to disturb Tenant’s quiet possession of the Premises for so long as Tenant is not in default hereunder.

16.03 Subordination. The rights of Tenant hereunder are and shall be, at the election of any mortgagee or the beneficiary of a deed of trust encumbering the Project (or the portion thereof on which the Building is located) and/or Building, subject and subordinate to the lien of such mortgage or deed of trust, or the lien resulting from any other method of financing or refinancing, now or hereafter in force against the Project (or the portion thereof on which the Building is located) and/or the Building, and to all advances made or hereafter to be made upon the security thereof; provided that such agreement by Tenant to subordinate is conditioned upon such mortgagees agreement to recognize Tenant’s right under this Lease in the event of a foreclosure and so long as Tenant is not in default hereunder. If requested, Tenant agrees to execute such reasonable documentation as may be required by Landlord or its lender to further effect the provisions of this Article in the form attached hereto as Exhibit H or in such other form as reasonably requested by Landlord or its Lender.

16.04 Recording. Tenant covenants and agrees with Landlord that Tenant shall not record this Lease or any memorandum thereof without Landlord’s prior written consent. Notwithstanding the provisions of Section 16.03, in the event that Landlord or its lender requires this Lease or a memorandum thereof to be recorded in priority to any mortgage, deed of trust or other encumbrance which may now or at any time hereafter affect in whole or in part the Building, the Project (or the portion thereof on which the Building is located), and whether or not any such mortgage, deed of trust or other encumbrance shall affect only the Building, the Project (or the portion thereof on which the Building is located), or shall be a blanket mortgage, deed of trust or encumbrance affecting other premises as well, the Tenant covenants and agrees with Landlord that the Tenant shall execute promptly upon request from Landlord any certificate, priority agreement or other instrument which may from time to time be requested to give effect thereto.

ARTICLE XVII: MISCELLANEOUS

17.01 Notices. All notices required to be given hereunder shall be in writing and mailed postage prepaid by certified or registered mail, return receipt requested, or by personal delivery or nationally recognized courier service, to the appropriate address indicated in Section 1.01(b) or Section 1.01(d), as appropriate, at such street address or street addresses (but not more than three such addresses) as either Landlord or Tenant may, from time to time, respectively, designate in a written notice given to the other. Notices shall be deemed sufficiently served upon the earlier of actual receipt if personally delivered, or one day following deposit with a reputable overnight courier that provides receipt, or the expiration of three (3) days after the date of mailing thereof.

17.02 Successors Bound. This Lease and each of its covenants and conditions shall be binding upon and shall inure to the benefit of the parties hereto and their respective assignees, subject to the provisions hereof. Whenever in this Lease a reference is made to Landlord, such reference shall be deemed to refer to the person in whom the interest of Landlord shall be vested, and Landlord shall have no obligation hereunder as to any claim arising after the transfer of its interest in the Building; provided that such transferee assumes the obligations of Landlord under this Lease subsequent to the date of transfer. Any successor or assignee of the Tenant who accepts an assignment of the benefit of this Lease and enters into possession or enjoyment hereunder shall thereby assume and agree to perform and be bound by the covenants and conditions thereof. Nothing herein contained shall be deemed in any manner to give a right of assignment without the prior written consent of Landlord pursuant to, or otherwise as provided in, Article XV hereof.

17.03 Waiver. No waiver of any default or breach of any covenant by either party hereunder shall be implied from any omission by either party to take action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the waiver and said waiver shall be operative only for the time and to the extent therein stated. Waivers of any covenant, term or condition contained herein by either party shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition. The consent or approval by either party to or of any act by either party requiring further consent or approval shall not be deemed to waive or render unnecessary their consent or approval to or of any subsequent similar acts.

17.04 Subdivision and Easements. Landlord reserves the right to: (a) subdivide the Project; (b) alter the boundaries of the Project; and (c) grant easements on the Project and dedicate for public use portions thereof; provided, however, that no such grant or dedication shall interfere with Tenant’s use of or access to the Premises. Tenant hereby consents to such subdivision, boundary revision, and/or grant or dedication of easements and agrees from time to time, at Landlord’s request, to execute, acknowledge and deliver to Landlord, in accordance with Landlord’s instructions, any and all documents, instruments, maps or plats necessary to effectuate Tenant’s consent thereto.

17.05 Landlord’s Reserved Rights in Common Areas. Landlord reserves the right from time to time, provided that Tenant’s use and enjoyment of and access to the Premises is not materially and adversely affected thereby, to: (a) install, use, maintain, repair and replace pipes, ducts, conduits, wires and appurtenant meters and equipment for service to other parts of the Building above the ceiling surfaces, below the floor surfaces, within the walls and in the central core areas, and to relocate any pipes, ducts, conduit, wires and appurtenant meters in the Building which are so located or located elsewhere outside the Building; (b) make changes to the Common Areas and/or the parking facilities located thereon, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas and walkways; (c) close temporarily all or any portion of the Common Areas and/or the Building in order to perform any of the foregoing or any of Landlord’s obligations under this Lease, so long as reasonable access to the Building remains available during normal business hours; and (d) alter, relocate or expand, and/or to add additional structures and improvements to, or remove same from, all or any portion of the Common Areas or other portions of the Project.

17.06 Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the Rent herein stipulated shall be deemed to be other than on account of the Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such Rent or pursue any other remedy provided in this Lease.

17.07 Limitation of Landlord’s Liability. The obligations of Landlord under this Lease do not constitute personal obligations of the individual partners, directors, officers, members, employees or shareholders of Landlord or its partners, and Tenant shall look solely to Landlord’s interest in the Property, and the rents and profits therefrom, for satisfaction of any liability in respect of this Lease and will not seek recourse against the individual partners, directors, officers, members, employees or shareholders of Landlord or its partners or any of their personal assets for such satisfaction.

17.08 Survival. The obligations and liabilities of each party which are incurred or accrue prior to the expiration of this Lease or the termination of this Lease or of Tenant’s right of possession shall survive such expiration or termination, as shall all provisions by which a party is to provide defense and indemnity to the other party, all provisions waiving or limiting the liability of Landlord or Tenant, and all attorneys’ fees provisions.

17.09 Attorneys’ Fees, In the event of any litigation or other proceeding, declaratory or otherwise, arising out of this Lease, including an action to collect or enforce a judgment or order entered in any such litigation or proceeding, the prevailing party will recover its attorneys’ fees from the nonprevailing party, in an amount which will be fixed by the court. If Landlord engages counsel to enforce the terms of this Lease (including, but not limited to, for the purpose of preparing a delinquency notice), Tenant will reimburse Landlord for all reasonable attorneys’ fees incurred before the subject default is considered cured. As used in this Lease, “attorneys’ fees” means all costs, damages and expenses, including attorneys’, paralegals’, clerical and consultants’ respective fees and charges actually expended or incurred in connection therewith, including for appeals.

17.10 Captions and Article Numbers. The captions, article, paragraph and Section numbers and table of contents appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent or such Sections or articles of this Lease nor in any way affect this Lease.

17.11 Severability. If any Term, covenant, condition or provision of this Lease, or the application thereof to any person or circumstance, shall to any extent be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, covenants, conditions or provisions of this Lease, or the application thereof to any person or circumstance, shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

17.12 Applicable Law. This Lease, and the rights and obligations of the parties hereto, shall be construed and enforced in accordance with the laws of the state in which the Building is located.

17.13 Submission of Lease. The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of or option for leasing the Premises. This document shall become effective and binding only upon execution and delivery hereof by Landlord and Tenant. No act or omission of any officer, employee or agent of Landlord or Tenant shall alter, change or modify any of the provisions hereof.

17.14 Holding Over. Should Tenant, or any of its successors in interest, hold over the Premises or any part thereof after the expiration or earlier termination of this Lease without Landlord’s prior written consent, such holding over shall constitute and be construed as tenancy at sufferance only, at a monthly rent equal to one hundred fifty percent (150%) of the Base Rent owed during the final month of the Term of this Lease and otherwise upon the terms and conditions in the Lease, so far as applicable. Should Tenant, or any of its successors in interest, hold over the Premises or any part thereof after the expiration or earlier termination of this Lease with Landlord’s prior written consent, such holding over shall constitute and be construed as a tenancy from month to month only, at a fair market monthly rent as agreed by Landlord and Tenant and otherwise upon the terms and conditions of this Lease, so far as applicable. The acceptance by Landlord of Rent after such expiration or early termination shall not result in a renewal or extension of this Lease. The foregoing provisions of this Section 17.14 are in addition to and do not affect Landlord’s right of re-entry or any other rights of Landlord hereunder or as otherwise provided by law. If Tenant fails to surrender the Premises on the expiration of this Lease and/or to remove all Tenant’s fixture and/or personal property pursuant to Section 9.01 hereof, Tenant shall indemnify and hold Landlord harmless for, from and against all claims, damages, loss or liability, including without limitation, any claim made by any succeeding tenant resulting from such failure to surrender by Tenant and any attorneys’ fees and costs incurred by Landlord with respect to any such claim.

17.15 Rules and Regulations. At all times during the Term, Tenant shall comply with Rules and Regulations for the Building and the Project, as set forth in Exhibit H attached hereto, together with such amendments thereto as Landlord may from time to time reasonably adopt and enforce in a non-discriminatory fashion; provided, however that any new or amended Rules and Regulations do not materially affect Tenant’s express rights under this Lease.

17.16 Parking. Unless Tenant is in default hereunder, at no additional charge to Tenant during the initial Term, Tenant shall be entitled to the number of unreserved vehicle parking spaces designated in Section 1.01(q) hereof for the non-exclusive use of Tenant, its employees, visitors and customers. All such parking spaces provided to Tenant hereunder shall be available for the common use of the tenants, subtenants and invitees of the Project on a non-exclusive basis, subject to any reasonable restrictions from time to time imposed by Landlord. Tenant shall not use or permit its officers, employees or invitees to use more than the number of spaces designated in Section 1.01(q) or any spaces which have been specifically reserved by Landlord to other tenants or for such other uses as have been designated by appropriate governmental entities as being restricted to certain uses. Tenant shall at all times comply and cause its officers, employees and invitees to comply with any parking Rules and Regulations as Landlord may from time to time reasonably adopt; provided that Landlord shall use good faith efforts to enforce such Rules and Regulations in a non-discriminatory manner; and provided, further that any new or amended Rules and Regulations do not materially affect Tenant’s express rights under this Lease.

17.17 No Nuisance. Tenant shall conduct its business and control its agents, employees, invitees and visitors in such a manner as not to create any nuisance, or interfere with, annoy or disrupt any other tenant or Landlord in its operation of the Building or Project.

17.18	Broker; Agency Disclosure.

(a) Each of Tenant and Landlord warrant that it has had no discussions, negotiations and/or other dealings with any real estate broker or agent in connection with the negotiation of this Lease other than the Broker(s) identified in Section 1.01(r) (“Brokers”), and that it knows of no other real estate broker or agent who is or may be entitled to any commission or finder’s fee in connection with this Lease. Landlord shall pay Brokers a commission pursuant to separate agreements. Brokers shall be obligated to pay any co-brokers a portion of the commission received by such Broker. Each Tenant and Landlord agrees to indemnify the other and hold the other harmless from and against any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including without limitation, attorneys’ fees and costs) with respect to any leasing commission or equivalent compensation alleged to be owing on account of such party’s discussions, negotiations and/or dealings with any real estate broker or agent. This Section 17.18 is not intended to benefit any third parties and shall not be deemed to give any rights to brokers or finders. No commission(s) or finders fee(s) shall be paid to Tenant, employee(s) of Tenant or any unlicensed representative of Tenant.

17.19 Landlord’s Right to Perform. Upon Tenant’s failure to perform any obligation of Tenant hereunder after notice from Landlord pursuant to Section 13.01 above (if notice is required pursuant to Section 13.01 above), including without limitation, the Tenant’s failure to pay Tenant’s insurance premiums, charges of contractors who have supplied materials or labor to the Premises, etc., Landlord shall have the right to perform such obligation of Tenant on behalf of Tenant and/or to make payment on behalf of Tenant to such parties. Tenant shall reimburse Landlord the reasonable cost of Landlord’s performing such obligation on Tenant’s behalf, including reimbursement of any amounts that may be expended by Landlord, plus interest at the Default Rate, as Additional Rent.

17.20 Assignment by Landlord. In the event of a sale, conveyance, or other transfer by Landlord of the Building, the Project, or portion thereof on which the Building is located, or the Project or in the event of an assignment of this Lease by Landlord, the same shall operate to release Landlord from any further liability upon any of the covenants or conditions, express or implied, herein contained on the part of Landlord, and from any and all further liability, obligations, costs and expenses, demands, causes of action, claims or judgments arising out of this Lease from and after the effective date of said release; provided that such release shall apply only if and to the extent the transferee or assignee agrees to assume Landlord’s obligations under this Lease from and after the date of such transfer or assignment. In such event, Tenant agrees to look solely to the successor in interest of transferor. If any Security Deposit is given by Tenant to secure performance of Tenant’s covenants hereunder, Landlord may transfer such Security Deposit to any purchaser and thereupon Landlord shall be discharged from any further liability in reference thereto. Notwithstanding anything in this Lease to the contrary, however, (i) in no event shall Landlord’s lender, who may have succeeded to the interest of Landlord by foreclosure, deed in lieu of foreclosure, or any other means, have any liability for any obligation of Landlord to protect, defend, indemnify or hold harmless Tenant or any other person or entity except for those matters arising from the lender’s breach of the terms of this Lease after the date of such foreclosure, deed in lieu of foreclosure or any other means, and (ii) such succeeding lender shall have no liability for any representations or warranties of the Landlord contained herein except for those matters arising from the lender’s breach of the terms of this Lease after the date of such foreclosure, deed in lieu of foreclosure or any other means.

17.21 Entire Agreement. This Lease sets forth all covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Building and the Project, and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between Landlord and Tenant other than as are herein set forth. No subsequent alteration, amendment, change or addition to the Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by Landlord and Tenant.

17.22 Financial Covenants. Within ten (10) days after Tenant’s receipt of Landlord’s written request, but not more than once per year, Tenant shall deliver to Landlord a copy of Tenant’s current annual audited financial statements and quarterly unaudited financial statements (all such statements shall be prepared in compliance with GAAP standards) setting forth Tenant’s financial condition. As an additional covenant under this Lease, Tenant agrees that it shall not, at any time during the Term of this Lease or any extensions hereof, allow, authorize or cause asset or cash distributions to shareholders and/or affiliates with an intent to avoid Tenant’s obligations under this Lease.

17.23 Consents. Whenever the approval or consent of Landlord or Tenant is required under the terms of this Lease, such consent shall not be unreasonably withheld or delayed unless a different standard of approval is specifically set forth in the particular Section containing that particular consent requirement.

17.24 Conditions. Landlord’s obligations under this Lease are conditioned upon (a) approval of this Lease by Landlord’s board of directors on or before June 13, 2007 (provided however that such board approval with be deemed to have occurred upon receipt by Tenant of a fully executed original of this Lease from Landlord), and (b) Landlord’s ability to obtain all necessary approvals and permits for the construction of the Tenant Improvements pursuant to this Lease on or before August 31, 2007. In the event the above conditions are not met or waived by the specified date, this Lease shall terminate at the election of Landlord, in which event neither party shall have any further rights or obligations hereunder.

17.25 Exhibits. Exhibits A through J are attached to this Lease after the signatures and by this reference incorporated herein.

17.26 Submission of Lease. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution and delivery to both Landlord and Tenant.

17.27 Time. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

17.28 Prior Agreement or Amendment. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in the Lease, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provisions of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors- in- interest.

17.29 Independently Provided Services.

(a) This Lease is entirely separate and distinct from and independent of any and all agreements that Tenant may at any time enter into with any third party for the provision of services, which include, but are not limited to, telecommunications, office automation, repair, maintenance services, computer, and photocopying (“Independent Services”). Tenant acknowledges that Landlord has no obligation of any type concerning the provision of Independent Services, and agrees that any cessation or interruption of Independent Services or any other act or neglect by the third party providing the Independent Services shall not constitute a default or constructive eviction by Landlord.

(b) Tenant agrees, except to the extent of the negligence of Landlord, its partners, employees, agents and/or assigns, to hold harmless and defend Landlord, its partners, employees, agents and assigns from any claim Tenant may have arising in any way out of the provision (or lack thereof) of the Independent Services which Tenant has contracted to receive from the third parties.

17.30 Authority to Bind Landlord. The individuals signing this Lease on behalf of Landlord hereby represent and warrant that they are empowered and duly authorized to bind Landlord to this Lease.

17.31 Authority to Bind Tenant. The individuals signing this Lease on behalf of Tenant hereby represent and warrant that they are empowered and duly authorized to bind Tenant to this Lease. If Tenant is a corporation, limited liability company or limited or general partnership, each individual executing this Lease on behalf of Tenant represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of Tenant, in accordance with a duly adopted resolution or consents of all appropriate persons or entities required therefor and in accordance with the formation documents of tenant, and that this Lease is binding upon Tenant in accordance with its terms. Simultaneously with execution of this Lease, Tenant shall deliver to Landlord a copy of the appropriate resolution or consent, certified by an appropriate officer, partner or manager of Tenant, authorizing or ratifying the execution of this Lease.

17.32 No Usury. No interest charged, or chargeable by Landlord under this Lease (including but not limited to the interest chargeable under Section 5.03 and/or any late charge, fee or other sum charged or withheld by Landlord and which is deemed to be interest) shall exceed the maximum amount of interest permitted by any applicable law. If any such interest, fee or charge would exceed such maximum, then such interest, fee or charge shall be automatically reduced to the maximum amount allowed by law and any sums already collected in excess of such maximum amount shall be refunded by Landlord in cash or by granting Tenant a credit in the applicable amount which credit shall be applied against the next Base Rent coming due.

17.33 Interpretation. The parties hereto specifically acknowledge and agree that the terms of this Lease have been mutually negotiated and the parties hereby specifically waive the rule or principle of contract construction which provides that any ambiguity in any term or provision of a contract will be interpreted or resolved against the party which drafted such term or provision.

17.34 Excused Delays. Except as otherwise set forth in this Section 17.34, neither party shall have liability to the other on account of the following acts (each of which is an “Excused Delay” and jointly all of which are “Excused Delays”)” which shall include: (a) the inability to fulfill, or delay in fulfilling, any obligations under this Lease by reason of strike, lockout, other labor trouble, dispute or disturbance; (b) governmental regulation, moratorium, action, preemption or priorities or other controls; (c) shortages of fuel, supplies or labor; (d) any failure or defect in the supply, quantity or character of electricity or water furnished to the Premises by reason of any requirement, act or omission of the public utility or others furnishing the Building with electricity or water; or (e) for any other reason, whether similar or dissimilar to the above, or for act of God beyond a party’s reasonable control. If this Lease specifies a time period for performance of an obligation of a party, that time period shall be extended by the period of any delay in the party’s performance caused by any of the events of Excused Delay described herein; and except as otherwise provided for herein with respect to the Abatement of Rent, no payment of money (whether as Base Rent, Tenant’s Share of Operating Expenses, or any other payment due under this Lease) shall be postponed, delayed or forgiven by reason of any of the foregoing events of Excused Delay.

17.35 Patriot Act Compliance.

(a) Tenant represents and warrants to, and covenants with Landlord that neither Tenant nor to Tenant’s knowledge any of its respective constituent owners or affiliates currently are, or shall be at any time during the Term hereof, in violation of any laws relating to terrorism or money laundering (collectively, the “Anti-Terrorism Laws”), including without limitation, Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, and relating to Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (the “Executive Order”) and/or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56) (the “USA Patriot Act”).

(b) Tenant covenants with Landlord that neither Tenant nor to Tenant’s knowledge any of its respective constituent owners or affiliates is or shall be during the Term hereof a “Prohibited Person,” which is defined as follows: (i) a person or entity that is listed in the Annex to, or is otherwise subject to, the provisions of the Executive Order; (ii) a person or entity owned or controlled by, or acting for or on behalf of, any person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order; (iii) a person or entity with whom Landlord is prohibited from dealing with or otherwise engaging in any transaction by any Anti-Terrorism Law, including without limitation the Executive Order and the USA Patriot Act; (iv) a person or entity who commits, threatens or conspires to commit or support “terrorism” as defined in Section 3(d) of the Executive Order; (v) a person or entity that is named as a “specially designated national and blocked person” on the then-most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website, http://www.treas.gov/offices/cotffc/ofac/sdn/tl1sdn.pdf, or at any replacement website or other replacement official publication of such list; and (vi) a person or entity who is affiliated with a person or entity listed in items (i) through (v), above.

(c) At any time and from time-to-time during the Term, Tenant shall deliver to Landlord, within ten (10) days after receipt of a written request therefor, a written certification or such other evidence reasonably acceptable to Landlord evidencing and confirming Tenant’s compliance with this Section 17.35.

17.36 Additional Allowance. In addition to the Lease terms set forth above, the parties hereby agree that Landlord shall pay Tenant the lesser of a) $27,000 per month, or b) the actual rental obligations (base rent and expenses), as may be prorated for any partial month, as reimbursement for Tenant’s existing lease. obligations under that certain lease between Razore Land Co. and Tenant dated 10/08/04 (“Terminating Lease”). Landlord’s reimbursement obligations hereunder shall be for the period under the Terminating Lease commencing on the Commencement Date of this Lease and ending on November 30, 2007. In addition, Landlord shall pay Tenant the lesser of a) $175,000.00, or b) the actual termination fee owed by Tenant to its prior landlord pursuant to the Terminating Lease. Any payments due hereunder shall be paid to Tenant five (5) business days prior to the date such payments are due under the Terminating Lease. Nothing herein will be construed to expand Landlord’s obligations, financial or otherwise, with regard to the Terminating Lease beyond the amounts specified in this Section 17.36.

IN WITNESS WHEREOF, the parties have executed this Lease as of the date first above written.

“Landlord”		“Tenant”

S/I NORTH CREEK I, LLC		LIPOSONIX, INC.

By:	/s/ Kellanne B. Henry	By:	/s/ Jens Quistgaard
Its:	Investment Director	Its:	President & CEO

STATE OF WASHINGTON	)
) ss.
COUNTY OF KING	)

I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

On this 30th day of May, 2007, before me personally appeared Jens Quistgaard to me known to be the President & CEO of LIPOSONIX, INC., the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument.

WITNESS my hand and official seal hereto affixed the day and year first above written.

/s/ Jiantao Su
Notary Public in and for the State of Washington,
residing at King County
My commission expires: Jan 14, 2011

STATE OF WASHINGTON	)
) ss.
COUNTY OF KING	)

I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

On this 30 day of May, 2007, before me personally appeared Kellanne B. Henry, to me known to be the Investment Dir. of S/I NORTH CREEK I, LLC, the company that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said company, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument.

WITNESS my hand and official seal hereto affixed the day and year first above written.

/s/ Trixie S. Tubb
Notary Public in and for the State of Washington,
residing at Bellevue
My commission expires: 11-01-08

EXHIBIT A

LEGAL DESCRIPTION OF PROPERTY

That portion of the west half of the northwest quarter of Section 4 Township 26 North, Range 5 East, W.M., in King County, Washington described as follows:

Commencing at the northwest corner of said subdivision; thence S88 23’59”E along the north line thereof 571.37 feet to the True Point of Beginning; thence continuing along said north line 709.35 feet to the west line of the east 40.00 feet of said subdivision; thence S00 39’40”W along said east line 539.02 feet to a point of curve; thence along said curve to the right, having a radius of 50.00 feet, through a central angle of 90 56’02”, an arc distance of 79.35 feet; thence N88 24’18”W 668.14 feet to a point which bears S01 35’42”W from the True Point of Beginning; thence N01 35’42”E 589.83 feet to the True Point of Beginning.

1	EXHIBIT A

EXHIBIT B

1	EXHIBIT B

EXHIBIT C

Floor Plan

EXHIBIT D

WORK SCHEDULE

Work Activity	Milestone

Review Tenant’s Initial Space Plan	Complete

Tenant Improvement Space Plan Complete (30% Documents)	Complete

30% Document Pricing Complete	Complete

Lease Agreement Execution	May 29, 2007

Tenant Improvement Space Plan Complete (60% Documents)	May 25,2007

60% Document Pricing Complete	May 30, 2007

Interior Improvements Building Permit Submission	June 4,2007

90% Interior Plans Complete	June 13,2007

90% Interior Improvements Pricing Complete	June 27, 2007

100% Interior Improvements Pricing Complete	July 31, 2007

Pull Tenant Improvement Permit	July 30, 2007

Commence Tenant Improvements	July 30, 2007

Tenant Improvements Substantially Complete	September 24, 2007

Certificate of Occupancy	September 24,2007

Scheduled Lease Commencement Date	October 1, 2007

Punch List Completion	November 5,2007

1	EXHIBIT D

CLARIFICATIONS AND ASSUMPTIONS

LIPOSONIX

NORTH CREEK BUSINESS CENTER–BUILDING 2

BOTHELL, WA

Approximate Square Footage:     24,705     RSF

CSI
Division
1	GENERAL CONDITIONS
Project Management
Project Supervision
Project Safety
Temporary Phone
Company Vehicle
Progressive Clean-up and Debris Removal

2	SITE WORK/DEMO
Remove ceiling tiles in area of work for trade access
Demo existing walls as required for new layout

3	CONCRETE
Pour back at plumbing trench

4	MASONRY
No wok this division.

5	METALS
Structural support for new roof top units as required

6	WOODS AND PLASTICS
Casework and Trim
Furnish and install Building Standard reception desk
- GWB wall with p-lam transaction counter and “L” shaped work surface w/computer corner

7	THERMAL AND MOISTURE PROTECTION
insulation
Furnish and install perimeter insulation’at expanded office area
Furnish and install sound attenuation insulation at new walls per plan

8	DOORS AND WINDOWS
HM Doors and Frames
No work this division

Wood Doors and Frames
Install relocated Building Standard doors/frames per plan

Finish Hardware
Install relocated Building Standard latch hardware sets and approximately 6 locking sets

Glazing

Install Building Standard 30” sidelite glazing at new offices per plan

Install relite glass w/mini blinds in Board Room and Conference Room doors in lieu of sidelites

Replace existing overhead doors in expanded office space with building standard window system (2 ea)

9	FINISHES

Drywall

Furnish and install new grid high GWB walls with level 4 finish per plan

Furnish and install new full height GWB walls at expanded office with level 4 finish per plan

ACT

Install removed tiles for trade access

Furnish and install new Building Standard grid and tile at expanded office, production, and engineering

Flooring

Furnish and install Building Standard carpet at existing and expanded office

Furnish and install Building Standard VCT in Production, Engineering, Tissue & Acoustics Lab

Paint

Paint at all walls per plan

10	SPECIALTIES

Final construction cleaning

Furnish and install ADA shower stall

11	EQUIPMENT

No work this division.

12	FURNISHINGS

Furnish and install Building Standard perimeter blinds at expanded office

13	SPECIAL CONSTRUCTION

No work this division.

14	CONVEYING SYSTEMS

No work this division.

15	MECHANICAL

Plumbing

Furnish and install plumbing connection at Tissue Lab and Acoustics Lab for Tenant provided sinks

Furnish and install double stainless steel sink unit at Production

Furnish and install plumbing for shower room adjacent to restrooms

Relocate janitorial sink to accommodate shower installation

Connect Tenant provided sink to existing plumbing in Engineering Lab (existing sink relocation in alternates below)

HVAC

Relocate diffusers per new layout/zoning

Furnish and install new roof top units (RTU’s) designed to heat and cool premises per layout

Permit

Fire Protection

Add/relocate heads from existing lines as necessary to accommodate plan

Permit

16	ELECTRICAL

Lighting

Relocate existing fixtures as necessary for layout

Furnish and install new Building Standard fixtures in expanded warehouse

Switches per code

Outlets

Standard outlet distribution at new offices (2 duplex, 1 mudring per office)

Power whip/pole connections for tenant-provided partition furniture per plan

-1 circuit per 4 workstations

Allowance for power drops to tenant-provided benches in Production

-40 dedicated flexible drops from ceiling (120V/15A) in Production/Engineering

Allowance for standard power distribution

- 5 dedicated 208V/30A circuits for equipment connections

Fire Alarm

Code allowance

EXCLUSIONS:

Special inspections and testing

Structural engineering other than HVAC units

Security systems

Low voltage wiring other than mechanical control and fire alarm

Voice/Data wiring and connections.

Floor drains

Warranty on existing equipment

Card access systems

Office partitions/furniture and assemby

Exterior window cleaning

Repair to existing doors and frames

Floor monuments for floating work stations

ADDITIONAL ITEMS OUTSIDE INITIAL LANDLORD SCOPE
Conference Room Operable Partition	approx	$13,000.00

Added Outlets Above Standard in Production/Engineering	approx	$8,000.00

Electronic Locking Hardware		TBD

Replace Production Roll Up Doors w/wall and glass (in addition to office rollup door removal Inc. In scope)		TBD

Boardroom power/data trench		TBD

Simplex or Omni Lock on Machine Shop		TBD

Relocation of sink to plumbing stub outside gated area		TBD

EXHIBIT F

LEASE CONFIRMATION

This Lease Confirmation is made                    , 20         , by                                                          , a                                 (“Tenant”), who agree as follows:

1. Landlord and Tenant entered into a lease dated                 , 20__, in which Landlord leased to Tenant and Tenant leased from Landlord the premises described in Section 2.01 of said Lease (“Premises”). All capitalized terms herein are as defined in the Lease.

2. Pursuant to the Lease, Landlord and Tenant agreed to and do hereby confirm the following matters as of the Commencement of the Term:

a.	, 20 is the Commencement Date of the Term of the Lease;

b.	, 20 is the expiration date of the Term of the Lease;

3.	Tenant confirms that:

a.	It has accepted possession of the Premises as provided in the Lease;

b.	The improvements required to be furnished by Landlord under the Lease have been furnished (subject to any corrective work or punch-list items of which Tenant has notified Landlord in accordance with the Lease);

c.	Landlord has fulfilled all its duties of an inducement nature;

d.	The Lease is in full force and effect and has not been modified, altered, or amended, except as follows: _ ; and

1	EXHIBIT F

e.	There are no setoffs or credits against Rent, and no Security Deposit or prepaid rent has been paid except as provided by the Lease.

4.	The provisions of this Lease Confirmation shall inure to the benefit, or bind, as the case may require, the parties and their respective successors and assigns, subject to the restrictions on assignment and subleasing contained in the Lease.

Initials

Landlord:
Tenant:

2	EXHIBIT F

EXHIBIT G

ESTOPPEL CERTIFICATE

Re: Lease dated                     , 2     (“Lease”) by and between

                                         (“Landlord”), and

                                             (“Tenant”)

Ladies and Gentlemen:

Reference is made to the above-described Lease in which the undersigned is the Tenant. We understand that you are accepting an assignment of Landlord’s rights under the Lease as                                         _, and we hereby, as a material inducement for you to consummate the transaction, represent that:

1. There are no modifications amendments, supplements, arrangements, side letters or understandings, oral or written, of any sort, modifying, amending, altering, supplementing or changing the terms of the Lease, except for those attached to this Certificate.

2. The Lease is in full force and effect, and the Lease has been duly executed and delivered by, and is a binding obligation of, the Tenant as set forth therein.

3. The undersigned acknowledges (a) that rent on the Lease has been paid up to and including                          , 2            (b) that monthly rent during the                          (            ) years of the Term of the Lease is $                     per month, and (c) that rent has not been paid for any period after                 , 2             and shall not, except for any Prepaid Rent as specified in the Lease, be paid for a period in excess of one (1) month in advance.

4. To the current knowledge of the undersigned, the improvements on the Building are free from defects in design, materials and workmanship and the improvements meet all governmental requirements, including, but not limited to, zoning and environmental requirements.

5. To the current knowledge of the undersigned, the Lease is not in default, and Landlord has performed the obligations required to be preformed by Landlord under the terms thereof through the date hereof.

1	EXHIBIT G

6. The Lease shall be subordinate to a Deed of Trust on the Building and an assignment of Landlord’s interest in the Lease given by Landlord to                                                     ; provided, that notwithstanding such subordination, so long as Tenant is not in default under any of the terms, covenants and conditions of this Lease, neither the Lease nor any rights of Tenant thereunder shall be terminated or subject to termination by any trustee’s sale, any action to enforce the security, or by any proceeding or action in foreclosure. In the event of a merger of Landlord and Tenant in any manner, the interest of Tenant and Landlord shall not merge.

7. Tenant agrees not to modify, amend, terminate or otherwise change the Lease without ten (10) days’ prior written notice to you.

Dated:                          , 2        .

Very truly yours,

“Tenant”

By:
Its:

2	EXHIBIT G

EXHIBIT H

RULES AND REGULATIONS

1. Sign. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed, printed or affixed on or to any part of the outside or inside of the Building, the Premises or the surrounding area without the written consent of the Landlord being first obtained. If such consent is given by Landlord, Landlord may regulate the manner of display of the sign, placard, picture, advertisement, name or notice. Landlord shall have the right to remove any sign, placard, picture, advertisement, name or notice which has not been approved by Landlord or is being displayed in a non-approved manner without notice to and at the expense of the Tenant. Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside of the Premises.

2. Directory. The bulletin board or directory of the Building will be provided exclusively for the display of the name and location of tenants and Landlord reserves the right to exclude any other names therefrom.

3. Access. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by any of the tenants or used by them for any purpose other than for ingress to and egress from their respective Premises. The halls, passages, entrances, exits, elevators, stairways, balconies and roof are not for the use of the general public and the Landlord shall in all cases retain the right to control thereof and prevent access thereto by all persons whose presence in the judgment of the Landlord shall be prejudicial to the safety, character, reputation and interests of the Building or its tenants; provided, however, that nothing herein contained shall be construed to prevent access by persons with whom the Tenant normally deals in the ordinary course of Tenant’s business unless such persons are engaged in illegal activities. No Tenant and no employees or invitees of any Tenant shall go upon the roof of the Building.

4. Locks. Tenant shall not alter any lock or install any new additional locks or any bolts on any door of the Premises without the written consent of Landlord.

5. Restrooms. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from a violation of this rule shall be borne by the Tenant who, or whose employees, sublessees, assignees, agents, licensees, or invitees shall have caused it.

6. No Defacing Premises. Tenant shall not overload the floor of the Premises, shall not mark on or drive nails, screw or drill into the partitions, woodwork or plaster (except as may be incidental to the hanging of wall decorations), and shall not in any way deface the Premises or any part thereof.

7. Safes and Heavy Equipment. No furniture, freight or equipment of any kind shall be brought into the Building without the consent of Landlord and all moving of the same into or out of the Building shall be done at such time and in such manner as Landlord shall designate.

1	EXHIBIT H

Landlord shall have the right to prescribe the times and manner of moving all heavy equipment in and out of the Building. Landlord will not be responsible for loss of or damage to any such safe or property from any cause and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of Tenant. There shall not be used in any Premises or in the public halls of the Building, either by any tenant or others, any hand trucks except those equipped with rubber tires and side guards. Elevators must be padded while moving freight via the elevators. All such heavy equipment shall be subject to the requirements of Rule 25 below.

8. Nuisance. Tenant shall not use, keep or permit to be used or kept any food or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Landlord or other occupants of the Building by reason of excessive noise, odors and/or vibrations, or unreasonably interfere in any way with other tenants or those having business in the Building. No animals or birds shall be brought in or kept in or about the Premises or the Building. No Tenant shall make or permit to be made any unreasonably disturbing noises or unreasonably disturb or interfere with occupants of this or neighboring Buildings or Premises, or with those having business with such occupants by the use of any musical instrument, radio, phonograph, unusual noise, or in any other way. No Tenant shall throw anything out of doors or down the passageways.

9. Permitted Use. No Tenant shall occupy or permit any portion of its Premises to be occupied for the manufacture or sale of liquor, narcotics, or tobacco in any form, or as a medical office, or as a barber shop or manicure shop except with prior written consent of Landlord. No Tenant shall advertise for laborers giving an address at the Premises. The Premises shall not be used for lodging or sleeping or for illegal purposes.

10. Intentionally deleted.

11. Telephones. Landlord will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for or stringing of wires will be allowed without the consent of Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

12. Keys. All keys to the Building, Premises, rooms and toilet rooms shall be obtained from Landlord’s office and Tenant shall not from any other source duplicate or obtain keys or have keys made. The Tenant, upon termination of the tenancy, shall deliver to the Landlord the keys to the Building, Premises, rooms and toilet rooms which shall have been furnished and shall pay the Landlord the cost of replacing any lost key or of changing the lock or locks opened by such lost key if Landlord deems it necessary to make such change.

13. Floor Covering. No Tenant shall lay linoleum, tile, carpet or other similar floor coverings so that the same shall be affixed to the floor or the Premises in any manner except as approved by the Landlord. The expense of repairing any damage resulting from a violation of this rule or removal of any floor covering shall be borne by the Tenant by whom, or by whose contractors, agents, sublessees, licensees, employees or invitees, the floor covering shall have been laid.

2	EXHIBIT H

14. Building Closure. During all hours on Saturdays, Sundays, legal holidays and such other times as reasonably determined by Landlord from time to time, access to the Building or to the halls, corridors, or stairways in the Building, or to the Premises may be refused unless the person seeking access is known to any person or employee of the Building in charge and has a pass or is properly identified. The Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, the Landlord reserves the right to prevent access to the Building during the continuance of the same, by closing the doors or otherwise, for the safety of the tenants and protection of the Building and property located therein. Anything to the foregoing notwithstanding, Landlord shall have no duty to provide security protection for the Building at any time or to monitor access thereto.

15. Premises Closure. Tenant shall see that the doors of the Premises are closed and securely locked before leaving the Building and that all water faucets, water apparatus and electricity are entirely shut off before Tenant or Tenant’s employees leave the Building. Tenant shall be responsible for any damage to the Building or other tenants caused by a failure to comply with this rule. Tenant shall at all times keep the perimeter doors and windows to the Premises closed.

16. Disorderly Conduct. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

17. Tenant Requests. Any requests of Tenant will be considered only upon application at the office of the Landlord. Employees of Landlord shall not be requested to perform any work or do anything outside of their regular duties unless under special instructions from the Landlord.

18. Intentionally deleted.

19. Building Name and Address. Landlord shall have the right, exercisable without notice and without liability to Tenant, to change the name and the street address of the Building of which the Premises are a part.

20. Emergency Regulations. Tenant agrees that it shall comply with all emergency regulations that may be issued from time to time by Landlord and Tenant also shall provide Landlord with the names of a designated responsible employee to represent Tenant in all matters pertaining to emergency regulations.

21. Tenant Advertising. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promotion or advertising the business of Tenant except as Tenant’s address.

3	EXHIBIT H

22. Emergency Information. Tenant must provide Landlord with names and telephone numbers to contact in case of emergency. Tenant must fill out a tenant emergency information sheet and return it to Landlord’s office within three (3) days of occupancy.

23. Installation of Burglar and Informational Services. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord’s instructions in their installation.

24. Deliveries. The Building freight elevator shall be available for use by all tenants in the Building, subject to such reasonable scheduling as Landlord, in its discretion, shall deem appropriate. No equipment, materials, furniture, packages, supplies, merchandise or other property will be received in the Building or carried in the elevators except between such hours and in such elevators as may be designated by Landlord. Tenant’s initial move in and subsequent deliveries of bulky items, such as furniture, safes and similar items shall, unless otherwise agreed in writing by Landlord, be made during the hours of 6:00 p.m. to 6:00 a.m. or on Saturday or Sunday. Deliveries shall be limited as set forth in the Lease. No deliveries shall be made which impede or interfere with other tenants or the operation of the Building.

25. Floor Loads. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot, which such floor was designed to carry and which is allowed by law. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects shall, if considered necessary by Landlord, stand on such platforms as determined by Landlord to be necessary to properly distribute the weight, which platforms shall be provided at Tenant’s expense. Business machines and mechanical equipment belonging to Tenant, which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building, shall be placed and maintained by Tenant, at Tenant’s expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant

26. Energy Conservation. Tenant shall not waste electricity, water or air conditioning and agrees to cooperate Fully with Landlord to assure the most effective operation of the Building’s heating and air-conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice, and shall refrain from attempting to adjust controls. Tenant shall keep corridor doors closed.

27. No Antennas. Tenant shall not install any radio or television antenna, loudspeaker or other devices on the roof or exterior walls of the Building. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

28. No Soliciting. Canvassing. soliciting and distribution of handbills or any other written material, and peddling in the Building are prohibited, and Tenant shall cooperate to prevent such activities.

4	EXHIBIT H

29. Prohibited Uses. The Premises shall not be used for any improper, immoral or objectionable purpose. No cooking shall be done or permitted on the Premises without Landlord’s consent, except that use by Tenant of Underwriters Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages or use of microwave ovens for employee use shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

30. Enforcement of Rules. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other Tenant but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

31. Lease. These Rules and Regulations are in addition to, and are made a part of, the terms, covenants, agreements and conditions of Tenants Lease of its Premises in the Building.

32. Additional Rules. Landlord reserves the right to make such other Rules and Regulations or amendments hereto as, in its reasonable judgment, may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted.

33. Observance of Rules. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant’s employees, agents, licensees, sublessees, assigns, and invitees.

34. Maintenance of Fire Extinguishers. Tenant shall maintain in the Premises during the entire Lease Term, not less than the minimum number of fire extinguishers required by law and Tenant shall inspect all such fire extinguishers not less frequently than once each month to assure that the same are fully charged and in good operational condition. Annually the Tenant shall have all fire extinguishers inspected by an authorized and qualified inspector who shall certify that each such fire extinguisher complies with all applicable requirements of the NFPA. If any such fire extinguishers fail to obtain such certification, then within three (3) business days after such failure such fire extinguishers shall be replaced, or repaired, and re-inspected and a certification shall be issued certifying that all such fire extinguishers comply with all applicable requirements of the NFPA.

5	EXHIBIT H

EXHIBIT I

STANDBY LETTER OF CREDIT DRAFT

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF

DATE : MAY         , 2007

BENEFICIARY:

SCHNITZER NORTHWEST, LLC

C/O

_______________

_______________

APPLICANT:

LIPOSONIX, INC.

19021 120TH AVE NE, SUITE 101

BOTHELL, WA 98011

AMOUNT: US$            (                      AND 00/100 U.S. DOLLARS)

EXPIRATION DATE:                      2008 (ONE YEAR FROM ISSUE DATE)

LOCATION: AT OUR COUNTERS IN SANTA CLARA, CALIFORNIA

LADIES AND GENTLEMEN:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF                              IN YOUR FAVOR. THIS LETTER OF CREDIT IS AVAILABLE BY SIGHT PAYMENT WITH OURSELVES ONLY AGAINST PRESENTATION AT THIS OFFICE OF THE FOLLOWING DOCUMENTS:

1.	THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENT (S), IF ANY.
2.	YOUR SIGHT DRAFT DRAWN ON US IN THE FORM ATTACHED HERETO AS EXHIBIT “A”.
3.	A DATED CERTIFICATION PURPORTEDLY SIGNED BY AN AUTHORIZED OFFICER OR REPRESENTATIVE Of THE BENEFICIARY, FOLLOWED BY HIS/HER PRINTED NAME AND DESIGNATED TITLE, STATING EITHER OF THE FOLLOWING;

(A.) “AN EVENT OF DEFAULT (AS DEFINED IN THE LEASE) HAS OCCURRED BY LIPOSONIX, INC, AS TENANT UNDER THAT CERTAIN LEASE AGREEMENT BY AND BETWEEN TENANT, AND BENEFICIARY, AS LANDLORD. FURTHERMORE THIS IS TO CERTIFY THAT: (I) LANDLORD HAS GIVEN WRITTEN NOTICE TO TENANT TO CURE THE DEFAULT AND SUCH DEFAULT HAS NOT BEEN CURED UP TO THIS DATE OF DRAWING UNDER THIS LETTER OF CREDIT AND ALL APPLICABLE CURE PERIOD (IF ANY) HAS EXPIRED; AND (II) THE TERMS AND CONDITIONS OF THE LEASE AUTHORIZE LANDLORD TO NOW DRAW DOWN ON THE LETTER OF CREDIT.”

OR

(B.) “WITHIN THIRTY (30) DAYS PRIOR TO THE EXPIRATION DATE OF THIS LETTER OF CREDIT BENEFICIARY HAS NOT RECEIVED AN EXTENSION AT LEAST FOR ONE YEAR TO THE EXISTING LETTER OF CREDIT OR A REPLACEMENT LETTER OF CREDIT SATISFACTORY TO THE BENEFICIARY.”

THE LEASE AGREEMENT MENTIONED ABOVE IS FOR IDENTIFICATION PURPOSES ONLY AND IT IS NOT INTENDED THAT SAID LEASE AGREEMENT BE INCORPORATED HEREIN OR FORM PART OF THIS LETTER OF CREDIT.

DRAFT(S) AND DOCUMENTS MUST INDICATE THE NUMBER AND DATE OF THIS LETTER OF CREDIT.

PARTIAL AND MULTIPLE DRAWINGS ARE ALLOWED.

L/C DRAFT LANGUAGE APPROVED FOR ISSUANCE BY:
(Authorized Signature)
DATE:

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF

DATED MAY          2007

THIS LETTER OF CREDIT MUST ACCOMPANY ANY DRAWINGS HEREUNDER FOR ENDORSEMENT OF THE DRAWING AMOUNT AND WILL BE RETURNED TO THE BENEFICIARY UNLESS IT IS FULLY UTILIZED.

WE AGREE THAT WE SHALL HAVE NO DUTY OR RIGHT TO INQUIRE AS TO THE BASIS UPON WHICH BENEFICIARY HAS DETERMINED THAT THE AMOUNT IS DUE AND OWING OR HAS DETERMINED TO PRESENT TO US ANY DRAFT UNDER THIS LETTER OF CREDIT, AND THE PRESENTATION OF SUCH DRAFT IN STRICT COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL AUTOMATICALLY RESULT IN PAYMENT TO THE BENEFICIARY.

THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED FOR AN ADDITIONAL PERIOD OF ONE YEAR, WITHOUT AMENDMENT, FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE UNLESS AT LEAST SIXTY (60) DAYS.PRIOR TO THE THEN CURRENT EXPIRATION DATE WE NOTIFY YOU BY REGISTERED MAIL/OVERNIGHT COURIER SERVICE AT THE ABOVE ADDRESS THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND THE CURRENT EXPIRATION DATE. BUT IN ANY EVENT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND                          , 20          [INSERT A FINAL, EXPIRATION DATE, WHICH SHALL BE THE FINAL EXPIRATION DATE OF THIS LETTER OF CREDIT.

THE DATE THIS LETTER OF CREDIT EXPIRES IN ACCORDANCE WITH THE ABOVE PROVISION IS THE “FINAL EXPIRATION DATE”. UPON THE OCCURRENCE OF THE FINAL EXPIRATION DATE THIS LETTER OF CREDIT SHALL FULLY AND FINALLY EXPIRE AND NO PRESENTATIONS MADE UNDER THIS LETTER OF CREDIT AFTER SUCH DATE WILL BE HONORED.

THIS LETTER OF CREDIT IS TRANSFERABLE BY THE ISSUING BANK ONE OR MORE TIMES BUT IN EACH INSTANCE TO A SINGLE BENEFICIARY AND ONLY IN ITS ENTIRETY UP TO THE THEN AVAILABLE AMOUNT IN FAVOR OF ANY NOMINATED TRANSFEREE ASSUMING SUCH TRANSFER TO SUCH TRANSFEREE WOULD BE IN COMPLIANCE WITH THEN APPLICABLE LAW AND REGULATIONS, INCLUDING BUT NOT LIMITED TO THE REGULATIONS OF THE U.S. DEPARTMENT OF TREASURY AND U.S. DEPARTMENT OF COMMERCE. AT THE TIME OF TRANSFER, THE ORIGINAL LETTER OF CREDIT AND ORIGINAL AMENDMENT(S), IF ANY, MUST BE SURRENDERED TO US TOGETHER WITH OUR LETTER OF TRANSFER DOCUMENTATION (IN THE FORM OF EXHIBIT “B” ATTACHED HERETO) AND OUR TRANSFER FEE OF  1/4 OF 1% OF THE TRANSFER AMOUNT (MINIMUM $250.00). ANY TRANSFER OF THIS LETTER OF CREDIT MAY NOT CHANGE THE PLACE OF EXPIRATION OF THE LETTER OF CREDIT FROM OUR ABOVE-SPECIFIED OFFICE. EACH TRANSFER SHALL BE EVIDENCED BY OUR ENDORSEMENT ON THE REVERSE OF THE ORIGINAL LETTER OF CREDIT AND WE SHALL FORWARD THE ORIGINAL LETTER OF CREDIT TO THE TRANSFEREE.

DOCUMENTS MUST BE DELIVERED TO US DURING REGULAR BUSINESS HOURS ON A BUSINESS DAY OR FORWARDED TO US BY OVERNIGHT DELIVERY SERVICE TO: SILICON VALLEY BANK, 3003 TASMAN DRIVE, 2ND FLOOR, MAIL SORT HF210, SANTA CLARA, CALIFORNIA 95054, ATTENTION: GLOBAL FINANCIAL SERVICES—STANDBY LETTER OF CREDIT DEPARTMENT (THE “BANK’S OFFICE”).

AS USED HEREIN, THE TERM “BUSINESS DAY” MEANS A DAY ON WHICH WE ARE OPEN AT OUR ABOVE ADDRESS IN SANTA CLARA, CALIFORNIA TO CONDUCT OUR LETTER OF CREDIT BUSINESS. NOTWITHSTANDING ANY PROVISION TO THE CONTRARY IN THE UCP (AS HEREINAFTER DEFINED), IF THE EXPIRATION DATE OR THE FINAL EXPIRATION DATE IS NOT A BUSINESS DAY THEN SUCH DATE SHALL BE AUTOMATICALLY EXTENDED TO THE NEXT SUCCEEDING DATE WHICH IS A BUSINESS DAY.

L/C DRAFT LANGUAGE APPROVED FOR ISSUANCE BY:
(Authorized Signature)
DATE:

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF

DATED MAY          2007

WE HEREBY ENGAGE WITH YOU THAT DRAFT(S) DRAWN AND/OR DOCUMENTS PRESENTED UNDER AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON PRESENTATION TO SILICON VALLEY BANK, IF PRESENTED ON OR BEFORE THE EXPIRATION DATE OF THIS CREDIT.

IF ANY INSTRUCTIONS ACCOMPANYING A DRAWING UNDER THIS LETTER OF CREDIT REQUEST THAT PAYMENT IS TO BE MADE BY TRANSFER TO YOUR ACCOUNT WITH ANOTHER BANK, WE WILL ONLY EFFECT SUCH PAYMENT BY FED WIRE TO A U.S. REGULATED BANK, AND WE AND/OR SUCH OTHER BANK MAY RELY ON AN ACCOUNT NUMBER SPECIFIED IN SUCH INSTRUCTIONS EVEN IF THE NUMBER IDENTIFIES A PERSON OR ENTITY DIFFERENT FROM THE INTENDED PAYEE.

THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 500, (THE “UCP”).

SILICON VALLEY BANK

AUTHORIZED SIGNATURE	AUTHORIZED SIGNATURE

L/C DRAFT LANGUAGE APPROVED FOR ISSUANCE BY:
(Authorized Signature)
DATE:

EXHIBIT “A”

DATE:	REF. NO.

AT SIGHT OF THIS DRAFT

PAY TO THE ORDER OF	US$

USDOLLARS

DRAWN UNDER SILICON VALLEY BANK, SANTA CLARA, CALIFORNIA, IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER NO.                          DATED

TO: SILICON VALLEY BANK 3003 TASMAN DRIVE SANTA CLARA, CA 95054

(BENEFICIARY’S NAME)

Authorized Signature

GUIDELINES TO PREPARE THE DRAFT

1.	DATE: ISSUANCE DATE OF DRAFT.
2.	REF. NO.: BENEFICIARY’S REFERENCE NUMBER, IF ANY.
3.	PAY TO THE ORDER OF: NAME OF BENEFICIARY AS INDICATED IN THE L/C (MAKE SURE BENEFICIARY ENDORSES IT ON THE REVERSE SIDE).
4.	US$: AMOUNT OF DRAWING IN FIGURES.
5.	USDOLLARS: AMOUNT OF DRAWING IN WORDS.
6.	LETTER OF CREDIT NUMBER: SILICON VALLEY BANK’S STANDBY L/C NUMBER THAT PERTAINS TO THE DRAWING.
7.	DATED: ISSUANCE DATE OF THE STANDBY L/C.
8.	BENEFICIARY’S NAME: NAME OF BENEFICIARY AS INDICATED IN THE L/C.
9.	AUTHORIZED SIGNATURE: SIGNED BY AN AUTHORIZED SIGNER OF BENEFICIARY.

IF YOU NEED FURTHER ASSISTANCE IN COMPLETING THIS DRAFT, PLEASE CALL OUR L/C PAYMENT SECTION AND ASK FOR:

ALICE DA LUZ: 408-654-7120

EFRAIN TUVILLA: 408-654-6349

L/C DRAFT LANGUAGE APPROVED FOR ISSUANCE BY:
(Authorized Signature)
DATE:

EXHIBIT “B”

DATE:

TO: SILICON VALLEY BANK
3003 TASMAN DRIVE	RE: IRREVOCABLE STANDBY LETTER OF CREDIT
SANTA CLARA, CA 95054	NO. ISSUED BY
ATTN: INTERNATIONAL DIVISION.	SILICON VALLEY BANK, SANTA CLARA
STANDBY LETTERS OF CREDIT	L/C AMOUNT:

GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

(NAME OF TRANSFEREE)

(ADDRESS)

ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE, TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECT TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

SINCERELY,	SIGNATURE AUTHENTICATED

The name(s), title(s), and signature(s) conform to that/those on file with its for the company and the signature(s) is/are authorized to execute this instrument.

We further confirm that the company has been identified

applying the appropriate due diligence and enhanced due

diligence as required by BSA and all its subsequent

amendments.

(BENEFICIARY’S NAME)

(SIGNATURE OF BENEFICIARY)

(NAME AND TITLE}

(Name of Bank)

(Address of Bank)

(City, State, ZIP Code)

(Authorized Name and Title)

(Authorized Signature)

(Telephone number)

L/C DRAFT LANGUAGE APPROVED FOR ISSUANCE BY:
(Authorized Signature)
DATE:

EXHIBIT J

RECORDING REQUESTED BY AND WHEN RECORDED RETURN TO:

, Esq.

SUBORDINATION

NONDISTURBANCE

AND ATTORNMENT AGREEMENT

NOTICE:	THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT RESULTS IN YOUR LEASEHOLD ESTATE IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT.

DEFINED TERMS

Execution Date:

Beneficiary & Address:

Metropolitan Life Insurance Company, a New York corporation, and its affiliates, as applicable

10 Park Avenue

Morristown, New Jersey 07962

Attn: Senior Vice President

          Real Estate Investments

with a copy to:

Metropolitan Life Insurance Company

425 Market Street, Suite 1050

San Francisco, CA 94105

Attn: Loan Manager

Tenant & Address:

EXHIBIT J

Landlord & Address

Loan: A first mortgage loan in the original principal amount of $ from Beneficiary to Landlord.

Note: A Promissory Note executed by Landlord in favor of Beneficiary in the amount of the Loan dated as of

Deed of Trust: A Deed of Trust, Security Agreement and Fixture Filing dated as of executed by Landlord, to                 as Trustee, for the benefit of Beneficiary securing repayment of the Note to be recorded in the records of the County in which the Property is located.

Lease and Lease Date: The lease entered into by Landlord and Tenant dated as of covering the Premises,

[Add amendments]

Property: [Property Name]

[Street Address 1]

[City, State, Zip]

The Property is more particularly described on Exhibit A.

THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT (the “Agreement”) is made by and among Tenant, Landlord, and Beneficiary and affects the Property described in Exhibit A. Certain terms used in this Agreement are defined in the Defined Terms. This Agreement is entered into as of the Execution Date with reference to the following facts:

A. Landlord and Tenant have entered into the Lease covering certain space in the improvements located in and upon the Property (the “Premises”).

B. Beneficiary has made or is making the Loan to Landlord evidenced by the Note. The Note is secured, among other documents, by the Deed of Trust.

C. Landlord, Tenant and Beneficiary all wish to subordinate the Lease to the lien of the Deed of Trust.

D. Tenant has requested that Beneficiary agree not to disturb Tenant’s rights in the Premises pursuant to the Lease in the event Beneficiary forecloses the Deed of Trust, or

EXHIBIT J

acquires the Property pursuant to the trustee’s power of sale contained in the Deed of Trust or receives a transfer of the Property by a conveyance in lieu of foreclosure of the Property (collectively, a “Foreclosure Sale”) but only if Tenant is not then in default under the Lease and Tenant attorns to Beneficiary or a third party purchaser at the Foreclosure Sale (a “Foreclosure Purchaser”).

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

1. Subordination. The Lease and the leasehold estate created by the Lease and all of Tenant’s rights under the Lease are and shall remain subordinate to the Deed of Trust and the lien of the Deed of Trust, to all rights of Beneficiary under the Deed of Trust and to all renewals, amendments, modifications and extensions of the Deed of Trust.

2. Acknowledgments by Tenant. Tenant agrees that: (a) Tenant has notice that the Lease and the rent and all other sums due under the Lease have been or are to be assigned to Beneficiary as security for the Loan. In the event that Beneficiary notifies Tenant of a default under the Deed of Trust and requests Tenant to pay its rent and all other sums due under the Lease to Beneficiary, Tenant shall pay such sums directly to Beneficiary or as Beneficiary may otherwise request. (b) Tenant shall send a copy of any notice or statement under the Lease to Beneficiary at the same time Tenant sends such notice or statement to Landlord. (c) This Agreement satisfies any condition or requirement in the Lease relating to the granting of a nondisturbance agreement.

3. Foreclosure and Sale. In the event of a Foreclosure Sale,

(a) So long as Tenant complies with this Agreement and is not in default under any of the provisions of the Lease, the Lease shall continue in full force and effect as a direct lease between Beneficiary and Tenant, and Beneficiary will not disturb the possession of Tenant, subject to this Agreement. To the extent that the Lease is extinguished as a result of a Foreclosure Sale, a new lease shall automatically go into effect upon the same provisions as contained in the Lease between Landlord and Tenant, except as set forth in this Agreement, for the unexpired term of the Lease. Tenant agrees to attorn to and accept Beneficiary as landlord under the Lease and to be bound by and perform all of the obligations imposed by the Lease, or, as the case may be, under the new lease, in the event that the Lease is extinguished by a Foreclosure Sale. Upon Beneficiary’s acquisition of title to the Property, Beneficiary will perform all of the obligations imposed on the Landlord by the Lease except as set forth in this Agreement; provided, however, that Beneficiary shall not be: (i) liable for any act or omission of a prior landlord (including Landlord); or (ii) subject to any offsets or defenses that Tenant might have against any prior landlord (including Landlord); or (iii) bound by any rent or additional rent which Tenant might have paid in advance to any prior landlord (including Landlord) for a period in excess of one month or by any security deposit, cleaning deposit or other sum that Tenant may have paid in advance to any prior landlord (including Landlord); or (iv) bound by any amendment, modification, assignment or termination of the Lease made without the written consent of Beneficiary; (v) obligated or liable with

EXHIBIT J

respect to any representations, warranties or indemnities contained in the Lease; or (vi) liable to Tenant or any other party for any conflict between the provisions of the Lease and the provisions of any other lease affecting the Property which is not entered into by Beneficiary.

(b) Upon the written request of Beneficiary after a Foreclosure Sale, the parties shall execute a lease of the Premises upon the same provisions as contained in the Lease between Landlord and Tenant, except as set forth in this Agreement, for the unexpired term of the Lease.

(c) Notwithstanding any provisions of the Lease to the contrary, from and after the date that Beneficiary acquires title to the Property as a result of a Foreclosure Sale, (i) Beneficiary will not be obligated to expend any monies to restore casualty damage in excess of available insurance proceeds; (ii) tenant shall not have the right to make repairs and deduct the cost of such repairs from the rent without a judicial determination that Beneficiary is in default of its obligations under the Lease; (iii) in no event will Beneficiary be obligated to indemnify Tenant, except where Beneficiary is in breach of its obligations under the Lease or where Beneficiary has been actively negligent in the performance of its obligations as landlord; and (iv) other than determination of fair market value, no disputes under the Lease shall be subject to arbitration unless Beneficiary and Tenant agree to submit a particular dispute to arbitration.

4. Subordination and Release of Purchase Options. Tenant represents that it has no right or option of any nature to purchase the Property or any portion of the Property or any interest in the Grantor. To the extent Tenant has or acquires any such right or option, these rights or options are acknowledged to be subject and subordinate to the Mortgage and are waived and released as to Beneficiary and any Foreclosure Purchaser.

5. Acknowledgment by Landlord. In the event of a default under the Deed of Trust, at the election of Beneficiary, Tenant shall and is directed to pay all rent and all other sums due under the Lease to Beneficiary.

6. Construction of, Improvements. Beneficiary shall not have any obligation or incur any liability with respect to the completion of tenant improvements for the Premises.

7. Notice. All notices under this Agreement shall be deemed to have been properly given if delivered by overnight courier service or mailed by United States certified mail, with return receipt requested, postage prepaid to the party receiving the notice at its address set forth in the Defined Terms (or at such other address as shall be given in writing by such party to the other parties) and shall be deemed complete upon receipt or refusal of delivery.

8. Miscellaneous, Beneficiary shall not be subject to any provision of the Lease that is inconsistent with this Agreement. Nothing contained in this Agreement shall be construed to derogate from or in any way impair or affect the lien or the provisions of the Deed of Trust. This Agreement shall be governed by and construed in accordance with the laws of the State of in which the Property is located.

EXHIBIT J

9. Liability and Successors and Assigns. In the event that Beneficiary acquires title to the Premises or the Property, Beneficiary shall have no obligation nor incur any liability in an amount in excess of $3,000,000 and Tenant’s recourse against Beneficiary shall in no extent exceed the amount of $3,000,000. This Agreement shall run with the land and shall inure to the benefit of the parties and, their respective successors and permitted assigns including a Foreclosure Purchaser. If a Foreclosure Purchaser acquires the Property or if Beneficiary assigns or transfers its interest in the Note and Deed of Trust or the Property, all obligations and liabilities of Beneficiary under this Agreement shall terminate and be the responsibility of the Foreclosure Purchaser or other party to whom Beneficiary’s interest is assigned or transferred. The interest of Tenant under this Agreement may not be assigned or transferred except in connection with an assignment of its interest in the Lease which has been consented to by Beneficiary.

EXHIBIT J

IN WITNESS WHEREOF, the parties have executed this Subordination, Nondisturbance and Attornment Agreement as of the Execution Date.

IT IS RECOMMENDED THAT THE PARTIES CONSULT WITH THEIR ATTORNEYS PRIOR TO THE EXECUTION OF THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT.

BENEFICIARY:	METROPOLITAN LIFE INSURANCE COMPANY,
a New York corporation

By

Its

TENANT:
a

By

Its

LANDLORD:
a

By

Its

EXHIBIT J

EXHIBIT A

PROPERTY DESCRIPTION

EXHIBIT J

Exhibit A – Page 1

EXHIBIT B

In the event of foreclosure of the Deed of Trust, or upon a sale of the Property pursuant to the power of sale contained therein, or upon a transfer of the Property by conveyance in lieu of the foreclosure, the Lease shall be amended as follows:

EXHIBIT J

Exhibit B – Page 1

State of

County of

On                  , 200    before me,                                          , personally appeared                                  personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature                                                                  (Seal)

EXHIBIT J

The undersigned Guarantor to the Lease hereby consents to the foregoing Subordination, Nondisturbance and Attornment Agreement and reaffirms that the Guaranty of Lease dated                                  remains in full force and effect as of the date of the foregoing Subordination, Nondisturbance and Attornment Agreement.

GUARANTOR:
a

By

Its

EXHIBIT J

EXHIBIT K

Approved Materials

Manufacturer	Chemical name	Common Description
3M	Fluorinert FC-43	Electronic Liquid
3M	Scotchweld 210	2 part Epoxy
3M	Scotchweld 460	2 part Epoxy
3M	Scotchweld 620	2 part Epoxy
Anatech	“Prefer” fixative
Asahiklin	AK-225	Degreaser
Auista	L102 Ro-clean	Concentrated Cleaner
Auista	L403 Ro-Clean	Low PH Cleaner
Auista	L4211 Ro-clean	Hi PH Cleaner
BASF	Pluronic F-127	Surfactant
BASF	Pluronic F-68	Surfactant
Caig	DeOxit	Electronic Contact Cleaner
Caig	PreServit	Electronic Contact Sealer
Caig	ProGold	Electronic Contact Lubricant
Chemtronics	Kon Form	Conformal coating
Cytec	Conathane 8030 A	Polyurethane
Cytec	Conathane 8030 B	Hardner
Cytec	Conathane 8040 A	Polyurethane
Cytec	Conathane 8040 B	Hardner
Devcon	14265	5 Minute Epoxy
Dow Therm	SRI Coolant	Antifreeze
Dynatex international	WGS-10-00	Waffergrip Stripper
E.U. Roberts	Epon Resin 862	Epoxy
Epo-Tek	301A	Epoxy
Epo-Tek	301B	Hardner
Epo-Tek	310A	Epoxy
Epo-Tek	310B	Hardner
Epo-Tek	330A	Epoxy
Epo-Tek	330B	Hardner
Fisher Scientific	A200-212	Nitric Acid
GC Electronics	All Purpose Flux Remover	Flux remover
GE Silicones	RTV664A	Silicone
GE Silicones	RTV664B	Hardner
GE Silicones	SS1455	Petroleum Distillate
GE Silicones	SS4004	Petroleum Distillate
GE Silicones	SS4155	Petroleum Distillate
Generic	1-2, Propanediol 99%
Generic	Acetone
Generic	Acrylimide
Generic	Ammonium Persulfate
Generic	Animal tissue samples
Generic	Benzethonium
Generic	Glutaraldehyde
Generic	Human tissue samples
Generic	Isoproponal

1	EXHIBIT K

Generic	Metacrylic Acid 99%
Generic	Methyl Ethyl Ketone	MEK
Generic	Neutral buffered formalin
Generic	Polyvinyl Alcohol
Generic	Propylene Glycol
Generic	Tetramethylethylenediamine	TMEDA reagent
HD	Plus Ultra Guard	Vacuum Pump Oil
Johnson	Lloyds Stainless Steel Flux	Flux
Kester	Low Residue Flux	Flux
Locite	7452	Glue Accelerator
Locite	222	Thread Locker
Locite	242	Thread Locker
Locite	262	Thread Locker
Locite	410	Adhesive
Locite	444	Tak Pak Adhesive
Locite	7387	Glue Activator
Locite	M121-HP	2 part Epoxy
Locite	M31-CL	2 part Epoxy
McLube	1725C	Mold Release
McLube	1777	Mold Release
Miller Stephanson Chemicals	Ms-111	Epoxy Stripper
Morton	LP-3 Polysulfide Rubber	Rubber
Oaty	Acrylic Cement	Cement
Oaty	CPVC Cement	Cement
Oaty	CPVC Primer	Primer
Protect All	Way Oil ISO-68	Tapping oil
Shell	Resin 828
Sherwin Williams	Acrylic Enamel	paint
SPI Supplies	DER-332	Resin
Spilpyter	Acid Neutralizer	Acid Neutralizer
Stycast	Catalyst 11	Polyurethane hardner
Stycast	Catalyst 9	Polyurethane hardner
Thermoset	VR430A	Epoxy
Thermoset	VR430B	Hardner

2	EXHIBIT K